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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                      ------------------------------------

Filed by the Registrant / /
Filed by a Party other than the Registrant /x/


Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          TESORO PETROLEUM CORPORATION
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                (Name of Registrant as Specified in Its Charter)

               THE STOCKHOLDERS' COMMITTEE FOR NEW MANAGEMENT OF
                          TESORO PETROLEUM CORPORATION
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ /  $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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/x/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: $
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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

              CONSENT SOLICITATION STATEMENT OF THE STOCKHOLDERS'
          COMMITTEE FOR NEW MANAGEMENT OF TESORO PETROLEUM CORPORATION


To the Stockholders of Tesoro Petroleum Corporation:

     The time has come for the stockholders of Tesoro Petroleum Corporation, a Delaware corporation (the 'Company'), to take charge of the future of their investments in the Company. Toward that end, a group of concerned stockholders has formed The Stockholders' Committee for New Management of Tesoro Petroleum Corporation (the 'Committee') in order to solicit consents from the holders of common stock, par value $0.16 2/3 per share (the 'Common Stock'), of the Company to take action without a stockholders' meeting, as permitted by Delaware law.

     The Committee is soliciting consents with respect to:

     1. The amendment of Sections 2.1, 2.2 and 2.7 of Article II of the By-Laws of the Company to:

          (a) set the number of directors that constitute the Board of Directors of the Company (the 'Board') at five;

          (b) unambiguously provide that stockholders may remove any or all directors, with or without cause, whether at an annual or special meeting or by written consent;

          (c) provide that vacancies created on the Board by the removal of one or more directors be filled only by stockholder action; and

          (d) repeal any and all By-Law provisions or amendments thereto adopted after November 14, 1995;

     2. The removal of all seven of the present members of the Board and any person or persons elected or appointed to the Board prior to the effective date of the proposed actions set forth herein; and


     3. The election of George F. Baker, Gale L. Galloway, Alan J. Kaufman, M.D., James H. Stone and Douglas B. Thompson as directors of the Company (collectively, the 'Committee Nominees'), to serve until their successors are elected and qualified.



     On February 5, 1996, pursuant to Section 213(b) of the Delaware General Corporation Law (the 'DGCL') and in accordance with the By-Laws of the Company as believed to be currently in effect (the 'By-Laws'), the Committee requested by written notice delivered to the Secretary of the Company that the Board fix a record date for this consent solicitation. On February 15, 1996, the Company announced that the Board had set February 24, 1996, as the record date for the purposes of this solicitation (the 'Record Date'). This Consent Statement and the related WHITE Consent Card are first being sent or given on or about

February 29, 1996, to holders of record of Common Stock on the Record Date.


     YOU ARE URGED TO CONSENT TO THE REMOVAL OF THE BOARD AND THE ELECTION OF THE COMMITTEE NOMINEES BY MARKING, SIGNING, DATING, AND RETURNING PROMPTLY THE ENCLOSED WHITE CONSENT CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. FAILURE TO EXECUTE A CONSENT WILL HAVE THE SAME EFFECT AS WITHHOLDING A CONSENT. SEE 'THE CONSENT PROCEDURE--SPECIAL INSTRUCTIONS.'

     THE COMMITTEE URGES YOU NOT TO SIGN ANY GREEN REVOCATION OF CONSENT CARDS SENT TO YOU BY THE COMPANY. IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED A GREEN REVOCATION OF CONSENT CARD, YOU HAVE EVERY REASON TO CHANGE YOUR MIND AND MAY DO SO BY MARKING, SIGNING, DATING AND RETURNING A LATER-DATED WHITE CONSENT CARD.

     If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a Consent Card with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a WHITE Consent Card to be signed representing your shares. The Committee requests that you confirm your instructions to the person responsible for your account in writing and provide a copy of such instructions to the Committee, c/o Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022, so that the Committee will be aware of all instructions given and can attempt to ensure that such instructions are followed.

     THE PROPOSED ACTIONS WILL BECOME EFFECTIVE AT THE TIME THAT WRITTEN UNREVOKED CONSENTS OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING AT THE CLOSE OF BUSINESS ON THE RECORD DATE ARE DELIVERED TO THE COMPANY, PROVIDED THAT THE REQUISITE CONSENTS ARE SO DELIVERED WITHIN 60 DAYS OF THE EARLIEST DATED CONSENT SO DELIVERED TO THE COMPANY (THE 'EFFECTIVE TIME'). AS OF THE DATE HEREOF, NO CONSENTS HAVE BEEN DELIVERED BY THE COMMITTEE TO THE COMPANY. ACCORDINGLY, THE 60-DAY PERIOD HAS NOT COMMENCED.


     If you have any questions about completing or signing the WHITE Consent Card or require assistance, including assistance in assuring that any of your shares held by brokers or other nominees are voted, please call Morrow & Co., Inc. at (800) 634-4458.

                      REASONS FOR THE CONSENT SOLICITATION

     The Committee is soliciting the consent of holders of the Common Stock to actions that would result in the removal of all incumbent members of the Board and their replacement with the Committee Nominees, who will devote their energies to reorganizing and revitalizing the Company.

     THE BASIC ISSUE WE ARE RAISING THROUGH THIS CONSENT SOLICITATION IS WHETHER THE INCUMBENT DIRECTORS' RECORD JUSTIFIES THEIR CONTINUATION IN OFFICE OR WHETHER A NEW BOARD OF DIRECTORS SHOULD BE GIVEN THE OPPORTUNITY TO SEEK NEW DIRECTIONS FOR THE BENEFIT OF ALL STOCKHOLDERS OF THE COMPANY.

     In our view the answer is clear: We think that the Company's current management has failed to perform its primary function--maximizing stockholder value.

     WE THINK THAT MANAGEMENT WILL CONTINUE WITH BUSINESS AS USUAL FOR THE FORESEEABLE FUTURE UNLESS STOCKHOLDERS ELECT A NEW BOARD.

     We believe that many of you share our discontent and concerns. In order to address those concerns, the Committee seeks your help to remove the directors now in office and elect five new directors who, we believe, will be responsive to stockholders and firmly committed to the goal of increasing stockholder value.

     Your consent is important. No matter how many or how few shares you own, please help us to improve stockholder value by completing, signing, dating and mailing the enclosed WHITE Consent Card promptly. The Committee urges you not to sign any green revocation of consent cards sent to you by the Company. If you have previously signed and returned a green revocation of consent card, you have every reason to change your mind and may do so by marking, signing, dating and returning a later-dated WHITE Consent Card.

                         THE COMMITTEE AND ITS NOMINEES


THE COMMITTEE


     The Committee consists of George F. Baker, Kevin S. Flannery, Alan J. Kaufman, M.D., James H. Stone and Robert S. Washburn. Dr. Kaufman and Messrs. Baker and Stone also are Committee Nominees.


     Kevin S. Flannery, age 51, has been, since May 1993, President, a director and the principal stockholder of Whelan Management Corp. ('Whelan'), an investment advisory firm, and of Whelan Securities Inc., a securities broker-dealer. From September 1991 until April 1993, he was Senior Vice President and head equity trader at George Weiss Associates, Inc., a money management and brokerage firm in Hartford, Connecticut. From 1975 until September 1991, Mr. Flannery was with Bear, Stearns & Co. Inc. as Senior Managing Director and head of the block trading desk.


     Robert S. Washburn, age 64, has a background in law, real estate development and investment banking, and currently manages his private investment portfolio. From 1974 to 1987, Mr. Washburn was a general partner of Montgomery Securities, a New York Stock Exchange member firm, serving as head of its investment banking activities and as Chairman of its Executive Committee for several of those years.

THE COMMITTEE NOMINEES


     The Committee Nominees are Dr. Kaufman, Messrs. Baker and Stone, Gale L.

Galloway and Douglas B. Thompson. Brief biographical information about each of these individuals follows:

     George F. Baker, age 56, has been President of Cambridge Capital Holdings, an investment advisory firm, since 1987, and a general partner of Baker, Nye L.P., an investment partnership, since 1967. Mr. Baker also is Chairman, President and Chief Executive Officer of Whitehall Corporation, a New York Stock Exchange company in the electronics, aerospace and earth sciences fields. He is a director of Digicon, Inc., an American Stock Exchange company engaged primarily in the business of collecting, processing and interpreting geophysical data for the oil and gas exploration and development industry.


     Gale L. Galloway, age 66, has had a long career in the oil and natural gas industry, and for more than the past five years has been Chairman of the Board and Chief Executive Officer of GLG Energy, Inc., an independent oil and gas producer. Mr. Galloway formerly served as Chairman and Chief Executive Officer of Louisiana Intrastate Gas Corporation and Entex. Prior to his employment with Entex, Mr. Galloway was Chairman, President and Chief Executive Officer of Celeron Corporation and a member of the Board of Directors of The Goodyear Tire & Rubber Company. Celeron and Entex were Fortune 500, New York Stock Exchange companies. As of August 1994, Mr. Galloway has been a part owner and a member of the Board of Directors of Prodevco S.A., a project development company, headquartered in Santiago, Chile, and involved principally in the design and development of refinery units in South America. Since September of 1994, Mr. Galloway has been a part owner and director of Pennacle Natural Gas Co., a natural gas gathering company, and, from May of 1995 until the present, Mr. Galloway has served as a member and owner of 1836 L.L.C., a product distribution company.


     Alan J. Kaufman, M.D., age 58, has been a practicing neurosurgeon for over 25 years and an investor in a number of companies. Since 1987, he has been a director of Newpark Resources, Inc., a New York Stock Exchange company engaged primarily in providing oilfield services.


     James H. Stone, age 70, has served since March of 1993 as Chairman of the Board and Chief Executive Officer of Stone Energy Corporation, a New York Stock Exchange company engaged primarily in oil and natural gas exploration and development. Stone Energy Corporation was formed in March 1993 to become a holding company for The Stone Petroleum Corporation ('TSPC') and its subsidiaries and certain partnership interests. Mr. Stone served as Chairman of the Board of TSPC from 1981 until March of 1993 and served as President of TSPC from September of 1992 to July of 1993. He also is a director and member of the Executive Committee of the Board of Directors of Newpark Resources, Inc., a New York Stock Exchange company, engaged primarily in providing oilfield services, and a director and member of the Executive Committee of the Board of Directors of Hibernia Corp., a bank holding company listed on the New York Stock Exchange, and of its subsidiary, Hibernia National Bank.



     Douglas B. Thompson, age 46, has served since July of 1991 as a director and member of the Executive Committee of Digicon, Inc., a worldwide integrated geophysical service company listed on the American Stock Exchange, and as Digicon's Chairman of the Board commencing in April of 1994. Since June of 1991, Mr. Thompson has been Chairman of the Board of Welltech, a domestic and international well servicing and production servicing company, and, from September of 1992 to October of 1995, he served as Welltech's President and Chief Executive Officer. Mr. Thompson has also been President and sole shareholder of Jupiter Management Company, an investment company, since 1989.


     Certain additional information regarding the Committee's members and the Committee Nominees, including stock ownership information regarding the members of the Committee and the Committee Nominees, is set forth in Appendix I attached to this Consent Solicitation Statement.

     All information contained in this Consent Solicitation Statement (including Appendices) concerning each member of the Committee and each Committee Nominee has been provided to the Committee by that person.

                           THE COMMITTEE'S PROPOSALS

     The Committee believes that a new Board must be elected in order to further stockholder interests. To achieve that end, the Committee is requesting stockholders to give their written consents to the following actions:

1. BY-LAW AMENDMENTS.

     The Committee is proposing amendments (the 'By-Law Amendments') to certain provisions of the Company's By-Laws. Our first proposal concerning the By-Laws relates to the size of the Board, the removal of directors and the filling of vacancies on the Board. The purpose and effect of each of the Committee's proposed By-Law Amendments is to facilitate the proposed removal and replacement of all incumbent directors, as discussed further below.

     Article II, Section 2.1 of the By-Laws, as now in effect, provides that the number of directors who constitute the whole Board is to be determined by resolution of the Board, but may not be less than three. The Committee believes that the entire Board currently consists of seven directors. The Committee's proposed amendment to Article II, Section 2.1, if adopted, will fix the number of directors at five, while maintaining the authority of the Board to increase or decrease the number of directors. The proposed amendment is designed to ensure that the Committee Nominees, if elected, will maintain majority representation on the Board in order to carry out their plan of seeking to maximize stockholder value.

     Under the General Corporation Law of the State of Delaware (the 'DGCL'), directors of a corporation without a classified board and whose certificate of incorporation does not otherwise provide may be removed with or without cause by the holders of a majority of the outstanding shares entitled to vote in the election of directors. The Company does not have a classified board, and its Certificate of Incorporation makes no provision respecting the removal of directors. In addition, unless a Delaware corporation's certificate of incorporation otherwise provides, the DGCL permits stockholders to take action without a meeting and without prior notice if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote on that action were present. Under the applicable provision of the DGCL, stockholder action by written consent is effective when written consents from the holders of record of the minimum number of shares of stock necessary to authorize the action are executed and delivered to the corporation within 60 days of the earliest dated consent so delivered.

     Since the DGCL provides that the directors of a corporation may be removed without cause unless otherwise provided in the certificate of incorporation, and because the Company's Certificate of Incorporation contains no contrary provision, we believe that one of the fundamental charter rights of the Company's stockholders is to exercise complete and unfettered discretion in choosing and changing the persons who manage its business and affairs. Section
2.7 of Article II of the By-Laws provides that directors may be removed (with or without cause) at a special meeting of stockholders called for that specific purpose. Other provisions of the By-Laws, however, state that stockholder actions which may be taken at special meetings may be taken by written consent in lieu of a special meeting, subject to certain requirements. The Committee believes, therefore, that the By-Laws (as well as applicable provisions of the DGCL) permit the removal of directors without cause through use of a written consent solicitation like the one in which the Committee currently is engaged and do not limit the exercise of the removal power to special meetings. In order to achieve certainty, however, the Committee's Consent Card includes a proposal to amend Article II, Section 2.7 of the By-Laws to provide unambiguously that stockholders may remove any or all directors with or without cause, whether at an annual or special meeting or by written consent. The adoption of this amendment will facilitate the removal of all of the incumbent members of the Board, as discussed below.

     Sections 2.2 and 2.7 of Article II of the By-Laws provide that vacancies created by the removal of a director may be filled by the majority vote of the remaining directors. These provisions permit such vacancies to be filled without any stockholder participation. The Committee proposes to amend Article II, Sections 2.2 and 2.7 of the By-Laws to require that such vacancies be filled only by stockholder action. This proposed amendment is intended to prevent the incumbent Board of Directors from filling any of the vacancies which would be created upon the removal of any of its members.

     The text of Sections 2.1, 2.2 and 2.7 of Article II of the By-Laws, as believed to be currently in effect, and as proposed to be amended, is set forth in Appendix II attached to this Consent Solicitation Statement.


     On November 14, 1995, the Company filed with the Securities and Exchange Commission (the 'Commission') its report on Form 10-Q for the quarter ended September 30, 1995 (the '1995 Third Quarter 10-Q'). The 1995 Third Quarter 10-Q included as an exhibit a form of By-Laws for the Company which indicated that they reflected amendments made by the incumbent Board on September 27, 1995. Those amendments include (i) a new requirement of 60 or 90 days' prior notice in order for stockholders to nominate directors or place matters on the agenda at an annual or special meeting of stockholders and (ii) new requirements for and conditions upon actions by stockholders by written consent. In the Committee's view, the effect of these and other By-Law changes made by the incumbent Board is to increase the difficulty, time and expense of actions by stockholders to exercise their rights effectively as the Company's true owners.

     Additionally, the By-Law Amendments we are proposing include the repeal of each provision of the Company's By-Laws or any amendment thereto adopted by the incumbent Board after November 14, 1995, and prior to the Effective Time. The reason for this proposed repeal is to address the possibility that the Board may have taken, and not yet publicly disclosed, actions that the Committee might be opposed to or that the Board might take during the pendency of this solicitation. The Committee, however, is not aware of the adoption by the incumbent Board after November 14, 1995, of any provision of the Company's By-Laws or any amendment thereto, and the Committee has no reason to believe at this time that the incumbent Board has adopted any such provisions or amendments that have not been disclosed. In the event that the Committee becomes aware of any action taken by the incumbent Board to amend the By-Laws following the date of this Consent Solicitation Statement, the Committee will distribute as necessary additional materials describing the By-Law provisions or amendments that would be affected by the By-Law repeal amendment. Additionally, if the By-Law Amendments are adopted pursuant to this consent solicitation, prompt notice, including a description of such repealed By-Law provisions or amendments, must be given by the Company pursuant to Section 228(d) of the DGCL to stockholders who did not execute consents. Moreover, if the By-Law Amendments are adopted pursuant to this consent solicitation, a description of such repealed By-Law provisions or amendments will be included in the report on Form 10-Q for the quarter in which the Effective Time occurs.

     As indicated above, the 1995 Third Quarter 10-Q includes the By-Laws as an exhibit. Accordingly, the Committee assumes that the By-Laws, in the form filed with the 1995 Third Quarter 10-Q, were current as of November 14, 1995, the date of filing, and the Committee's proposed By-Law Amendments would not repeal any provision of the By-Laws that was publicly disclosed prior to that date, other than as specifically described herein; however, any amendment to the By-Laws adopted by the Board since November 14, 1995 and prior to the Effective Time would be repealed. There are no provisions in the By-Laws or in the Company's Certificate of Incorporation restricting the ability of stockholders to amend or repeal provisions of the By-Laws without the consent of the Board. Although, to the Committee's knowledge, there is no Delaware precedent precisely on point, the Committee is confident that such proposed repeal of undisclosed By-Laws or amendments is enforceable. If it were not, By-Laws adopted by the Board would not be automatically repealed, but would be subject to challenge in court.

     THE COMMITTEE RECOMMENDS THAT YOU EXECUTE THE ACCOMPANYING WHITE CONSENT CARD FOR THE PROPOSED BY-LAW AMENDMENTS.

2. REMOVAL OF ALL INCUMBENT DIRECTORS.

     Based on the Company's filings with the Commission, the individuals who now sit on the Board are Robert J. Caverly, Peter M. Detwiler, Steven H. Grapstein,

Raymond K. Mason, Sr., John J. McKetta, Jr., Bruce A. Smith and Murray L. Weidenbaum. The Committee believes that the incumbent directors have failed to maximize stockholder value and should be removed and replaced with the Committee Nominees. ACCORDINGLY, THE COMMITTEE RECOMMENDS THAT YOU EXECUTE THE ACCOMPANYING WHITE CONSENT CARD FOR REMOVAL OF ALL OF THE PRESENT MEMBERS OF THE COMPANY'S BOARD AND ANY PERSON ELECTED BY THE INCUMBENT DIRECTORS (WHETHER BEFORE OR AFTER THE DATE OF THIS CONSENT SOLICITATION STATEMENT) TO FILL ANY VACANCY OR NEWLY CREATED DIRECTORSHIP.

3. PROPOSED ELECTION OF THE COMMITTEE NOMINEES.

     If the proposed By-Law Amendments are adopted and the Company's incumbent directors are removed, the entire Board will consist of five directorships, all of which will be vacant. To fill those vacancies, the Committee proposes the election of the Committee Nominees--George F. Baker, Gale L. Galloway, Alan J. Kaufman, M.D., James H. Stone and Douglas B. Thompson. Certain information concerning the Committee's Nominees is set forth above under the caption 'THE COMMITTEE AND ITS NOMINEES' and in Appendix I attached to this Consent Solicitation Statement. Each of the Committee Nominees has agreed to serve as a director of the Company, if elected.

     THE COMMITTEE RECOMMENDS THAT YOU EXECUTE THE ACCOMPANYING WHITE CONSENT CARD FOR THE ELECTION OF THE COMMITTEE NOMINEES TO THE BOARD. THE COMMITTEE URGES YOU NOT TO SIGN ANY GREEN REVOCATION OF CONSENT CARDS SENT TO YOU BY THE COMPANY. IF YOU HAVE PREVIOUSLY SIGNED A GREEN REVOCATION OF CONSENT CARD, YOU HAVE EVERY REASON TO CHANGE YOUR MIND AND MAY DO SO BY MARKING, SIGNING, DATING AND RETURNING A LATER-DATED WHITE CONSENT CARD.

                               CONSENT PROCEDURE

     Section 228 of the DGCL states that, unless otherwise provided in the certificate of incorporation of a Delaware corporation, any action that is required to be or may be taken at any annual or special meeting of stockholders of that corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of stockholders are recorded. The Company's certificate of incorporation does not prohibit stockholder action by written consent.


     Section 213(b) of the DGCL provides that if no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required, will be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the books in which proceedings of meetings of the stockholders are recorded. On September 27, 1995, the Board, without stockholder involvement, amended its By-Laws to provide that a stockholder seeking to have the stockholders of the Company authorize or take corporate action by written consent is required to request the Board to fix a record date. Pursuant to the September 27, 1995 By-Law amendments, the Board shall promptly, but in all events within 10 days after the date on which the request is received, adopt a resolution fixing the record date for the solicitation. The By-Laws further provide that such record date may not be before nor more than 15 days after the date of the resolution.1 If the Board fails to set a record date on a timely basis, a stockholder may fix the record date by the delivery of a signed consent to the Company. On February 5, 1996, pursuant to DGCL Section 213(b) and in accordance with the By-Laws, the Committee requested by written notice delivered to the Secretary of the Company that the Board fix a record date for this consent solicitation. On February 15, 1996, the Company announced that the Board had set February 24, 1996, as the Record Date.


     If the Proposals are adopted pursuant to this consent solicitation, prompt notice must be given by the Company pursuant to Section 228(d) of the DGCL to stockholders who have not executed consents.

------------------

(1) The Committee believes that permitting the Board to set a record date 15 days after the date of the resolution fixing such record date may be inconsistent with DGCL Section 213(b), which provides that the record date 'shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors.'

EFFECTIVENESS AND REVOCATION OF CONSENTS

     The Committee's proposals will become effective when properly completed, unrevoked consents are signed by the holders of record as of the Record Date of a majority of the voting power of the then outstanding Common Stock and such consents are delivered to the Company, provided that the requisite consents are so delivered within 60 days of the date of the earliest dated consent so delivered to the Company.

     An executed Consent Card may be revoked at any time by marking, dating, signing and delivering a written revocation before the time signed, unrevoked consents by the holders of more than 50% of the outstanding shares of Common Stock on the Record Date have been delivered to the Company pursuant to DGCL
Section 228. A revocation may be in any written form validly signed by the record holder as long as it clearly states that the consent previously given is no longer effective. The delivery of a subsequently dated Consent Card which is properly completed will constitute a revocation of any earlier consent. The revocation may be delivered either to the Committee, in care of Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022, or to the Company at 8700 Tesoro Drive, San Antonio, Texas 78217 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, the

Committee requests that either the original or photostatic copies of all revocations of consents be mailed or delivered to the Committee as set forth above, so that the Committee will be aware of all revocations and can more accurately determine if and when the requisite consents to the actions described herein have been received.

VALIDITY OF CONSENTS

     In connection with a consent solicitation, the By-Laws of the Company require that the Company retain nationally recognized independent inspectors of elections for the purpose of performing a ministerial review of the validity of consents and any revocations thereof. Upon receipt by the inspectors of election of all of the consents and revocations delivered to the Company in connection with this consent solicitation, the By-Laws require the inspectors of election to issue a preliminary report to the Company stating: (i) the number of shares represented by valid and unrevoked consents; (ii) the number of shares represented by invalid consents; (iii) the number of shares represented by invalid revocations; and (iv) the number of shares entitled to submit consents as of the Record Date. Unless the Company and the Committee agree to a shorter or longer period, the Company and the Committee will have five days thereafter to review the consents and revocations and to advise the inspectors and the opposing party in writing as to whether they intend to challenge the preliminary report. If no timely written notice of an intention to challenge the preliminary report is received, the inspectors will certify the preliminary report (as corrected or modified by virtue of the detection by the inspectors of clerical errors) as their final report and deliver it to the Company. If the Company or the Committee gives timely written notice of an intention to challenge the preliminary report, a challenge session will be scheduled by the inspectors as promptly as practicable. Following completion of the challenge session, the inspectors will issue and deliver to the Company as promptly as practicable their final report. Upon receipt of a final report from the inspectors, the By-Laws require the Company to give prompt notice to the stockholders of the results of this consent solicitation.

CONSENTS REQUIRED


     The consent of the holders of shares representing a majority of the votes of all shares of Common Stock outstanding as of the Record Date is required to adopt and approve each of the Committee's proposals. According to the Company, there were 25,748,048 shares of Common Stock outstanding on the Record Date. Each share of Common Stock entitles the Record-Date holder to one vote on the Committee's proposals. Accordingly, written consents by Record-Date holders of approximately 12,874,024 shares of Common Stock will be required to adopt and approve each of the Committee's proposals.



     As of the Record Date, the Committee's members, the Committee Nominees and their respective affiliates and associates beneficially owned an aggregate of 1,463,108 shares of Common Stock, constituting approximately 5.7% of the Common Stock believed to be outstanding as of the Record Date, and expect to execute (or cause to be executed) consents to all of the actions for which consents are being solicited by the Committee with respect to all such shares. As a result, in addition to the consents of the Committee's members and the Committee Nominees, the unrevoked consents of other Record-Date holders owning approximately 44.3% of the outstanding shares of Common Stock on the Record Date are required to adopt the Proposals.

SOLICITATION OF CONSENTS

     Consents will be solicited by mail, telephone, telegraph, telex, facsimile transmission, electronic mail and in person. Solicitations of consents will be made by all or some of the Committee's members and the Committee Nominees.

     In addition, the Committee has retained Morrow & Co., Inc. to assist in the solicitation and has executed an engagement letter with Morrow & Co., Inc. providing for the payment of a fee of $150,000 plus reimbursement of expenses. The engagement letter provides Morrow & Co., Inc. with indemnity from certain liabilities, including liabilities arising under Federal securities laws. It is anticipated that approximately 50 employees of Morrow & Co., Inc. will be involved in soliciting the consents of stockholders in this consent solicitation.

     Brokers, custodians, nominees and fiduciaries will be requested to forward solicitation material to beneficial owners of the Common Stock. The Committee will reimburse brokers, custodians, nominees and fiduciaries for their reasonable expenses for sending solicitation material to the beneficial owners of Common Stock.


     Subject to the following two paragraphs, the cost of solicitation will be borne by the members of the Committee in equal proportions. Total expenditures for the solicitation, including fees for attorneys, accountants, financial advisers, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation, are estimated to be approximately $900,000. The total amount of such expenditures made to date is estimated to be approximately $295,000, which amount includes expenditures incurred to date for attorneys' fees and other costs incidental to the matters set forth below under the caption 'CERTAIN LEGAL PROCEEDINGS.'


     Under an agreement between Mr. Washburn and Whelan, Mr. Washburn will be entitled to receive a portion of the net profits, if any, from the exercise and sale of 200,000 shares of Common Stock underlying certain options held by Whelan if Mr. Washburn is not otherwise reimbursed for expenses incurred in connection with this consent solicitation upon its termination. The amount payable to Mr. Washburn will be equal to the lesser of (i) 30% of such net profits, if any, realized upon exercise (or the deemed exercise and the sale thereof based on the trading price of the Common Stock on the NYSE on the date the consent solicitation is terminated) or (ii) the aggregate amount of such expenses funded by Mr. Washburn as to which no reimbursement is received.

     The Committee will seek reimbursement of the costs of this solicitation from the Company to the extent legally permissible. The Committee does not intend that the question of the Company's reimbursement of solicitation expenses will be submitted to a vote of stockholders unless such submission is required by law.

SPECIAL INSTRUCTIONS

     If you were a record holder as of the close of business on the Record Date, you may elect to consent to or withhold consent to each of the Committee's proposals by marking the 'CONSENTS' or 'CONSENT WITHHELD' box, as applicable, underneath each such proposal on the accompanying WHITE Consent Card and signing, dating and returning it promptly in the enclosed postage-paid envelope.

     IF A STOCKHOLDER WHO HAS EXECUTED AND RETURNED THE CONSENT CARD HAS FAILED TO CHECK A BOX MARKED 'CONSENTS' OR 'CONSENT WITHHELD' FOR ANY OR ALL OF THE PROPOSALS, SUCH STOCKHOLDER WILL BE DEEMED TO HAVE CONSENTED TO SUCH PROPOSAL OR PROPOSALS.

     THE COMMITTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS. YOUR CONSENT IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE CONSENT CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. FAILURE TO RETURN YOUR CONSENT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE PROPOSALS.

     If you have any questions about completing or signing the Consent Card or require assistance, including assistance in assuring that any of your shares held by brokers or other nominees are voted, please call Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022, (800) 634-4458.

     If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to your shares and only upon receipt of specific instructions from you. Accordingly, you should contact the person responsible for your account and give instructions for the WHITE Consent Card to be signed representing your shares. The Committee urges you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to the Committee in care of Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022, so that the Committee will be aware of all instructions given and can attempt to ensure that such instructions are followed.

     Please review this Consent Solicitation Statement carefully. YOUR RESPONSE IS IMPORTANT. You are urged to support the Committee's solicitation efforts by promptly completing, signing, dating and mailing the enclosed WHITE consent card. The Committee strongly urges you not to return any green revocation of consent cards. Please be aware that if you sign a green card but do not check any of the boxes thereon, you will be deemed to have revoked your consent to all of the Committee's proposals with respect to any prior-dated WHITE Consent Card.

                                   BACKGROUND

     Each of Messrs. Flannery, Stone and Washburn and Dr. Kaufman has been a beneficial owner of Common Stock for at least four years, although the number of shares beneficially owned by each has fluctuated. Those members of the Committee invested in the Company because, at the time of their respective investments, they saw fundamental values which they expected would eventually be reflected through increases in stock prices. As already noted, however, the Committee members have lost confidence in the ability of the incumbent Board to realize those values.

     During 1992, when the Company was experiencing particularly severe financial difficulties, the level of concern of Mr. Flannery and Dr. Kaufman about their investments in the Company became acute. On October 30, 1992, Mr. Flannery and Dr. Kaufman, together with certain other stockholders of the Company, including Fraydan Manocherian, filed a statement on Schedule 13D reporting, among other things, that the persons signing that Schedule 13D (the 'United Partners Reporting Persons') had reached, on October 26, 1992, 'an understanding to act together under the name 'United Partners' in order to attempt to protect and enhance the value of their shares of Common Stock,' and had delivered a letter to the Company requesting that there be added to the Company's Board of Directors two directors from a list of five designees, who included Messrs. Flannery and Stone and Dr. Kaufman. On April 2, 1993, an amendment to the Schedule 13D was filed which stated that as a result of the Company's failure to respond to the October 26, 1992 letter, the United Partners Reporting Persons were reviewing the options available, including engaging in a proxy contest. No agreement or understanding between Mr. Flannery or Dr. Kaufman and the other United Partners Reporting Persons was subsequently reached regarding a proxy contest or the pursuit of any other option with regard to the Company. In February 1994, each of Mr. Flannery and Dr. Kaufman formally notified Mr. Manocherian of their withdrawal as participants in the Schedule 13D filing group and the United Partners Reporting Persons filed an amendment to the
Schedule 13D reporting that, as a consequence of Dr. Kaufman's withdrawal, the other participants had ceased to be the beneficial owners of 5% or more of the Common Stock.

     In the weeks before the scheduled 1994 Annual Meeting of the Company's stockholders, a decline in Common Stock prices resulted from several developments affecting the Company, including a restructuring by the Company of its outstanding debt and preferred stock on terms which Mr. Flannery, Mr. Washburn and Dr. Kaufman independently concluded were contrary to the best interests of stockholders. At the Company's 1994 Annual Meeting held on May 20, 1994, a representative of Messrs. Flannery and Washburn and Dr. Kaufman nominated from the floor an alternative slate of directors consisting of Messrs. Baker, Flannery and Washburn, Dr. Kaufman and another individual who is not a member of the Committee or a Committee Nominee, but was unsuccessful in seating any of those nominees.

     Events affecting the Company in early 1995, including the prospective sale of a significant part of the Company's rights in the Bob West natural gas field, led Dr. Kaufman and Mr. Flannery to conclude that another effort to unseat the then-incumbent Board should be attempted at the forthcoming 1995 Annual Meeting. During the week before the scheduled date for the 1995 Annual Meeting, Mr. Flannery succeeded in obtaining revocable proxies for the meeting from several other stockholders.

     At the Company's Annual Meeting held on May 4, 1995, a representative of Mr. Flannery, Dr. Kaufman and the stockholders whose proxies were held by Mr.

Flannery nominated from the floor a dissident slate of six directors which included Mr. Baker, Mr. Flannery, Dr. Kaufman, and three other individuals who are not members of the Committee or Committee Nominees. Following the closing of the polls, the inspectors of election determined that they could not make a report on the vote at that time because of the number of ballots and proxies submitted by stockholders at the meeting. On May 15, 1995, the inspectors of election delivered a report showing that all of the Board-approved nominees had been elected and all of the dissident nominees had been defeated.

     As a result of what he perceived to be irregularities in the process by which votes were taken, tallied, inspected and reported, Mr. Flannery, through Whelan, the record holder of the shares of Common Stock then beneficially owned by Mr. Flannery, formally challenged the reported results of the election. On June 8, 1995, the inspectors of election denied Whelan's challenges, and on June 9, 1995 issued a second report confirming the results of the first report. That second report indicated that with respect to three directorships, the average difference in votes between the three Board-approved nominees receiving the fewest votes and the three alternative nominees with the highest votes was 1,670,522 votes, or only 7.48% of the 22,303,905 shares present at the meeting, in person or by proxy. In other words, a change in vote by holders of only 841,345 shares (or 3.7% of the shares present at the Annual Meeting) would have elected three of the alternative nominees. In light of the advantages typically enjoyed by incumbent management in annual elections of directors and the fact that the dissident nominees were nominated from the floor without a formal solicitation of proxies from stockholders generally, the Committee believes those results are a strong indication of the breadth and depth of opposition to the existing Board.

     On June 23, 1995, Whelan filed with the Court of Chancery of the State of Delaware (New Castle County) an application for review of the election of directors held at the Annual Meeting held in 1995, and the Court eventually issued a ruling upholding the results of the election as reported by the inspectors of election.

     The activities of Mr. Flannery and Dr. Kaufman relating to the 1995 Annual Meeting were conducted with the guidance of legal counsel, and each believes that his activities were in compliance with all applicable laws.


     Following the decision of the Delaware Chancery Court upholding the results of the 1995 election, Mr. Flannery and Dr. Kaufman continued to believe strongly that the Company's management was seriously deficient. As a result of his role at the Annual Meetings held in 1994 and 1995, Mr. Flannery was periodically contacted by dissatisfied stockholders voicing their complaints against incumbent management and, in some cases, encouraging him to take further steps to attempt to change the direction of the Company's management; however, as a result of the time, effort and expense which Mr. Flannery knew would be required in order to mount another effort to challenge the Board, he was reluctant to do so. In August 1995, however, the Texas Supreme Court rendered a decision in the litigation between the Company and the Tennessee Gas Pipeline Company (which is more fully described in the 1995 Company Proxy Statement) that Mr. Flannery considered unfavorable to the Company. Furthermore, the closing prices of the Common Stock on the NYSE had declined since the election loss by the dissidents at the 1995 Annual Meeting, from $10 7/8 per share of Common Stock on the day before the 1995 Annual Meeting to $9 per share on December 22, 1995, the last trading day before this consent solicitation became publicly known, and had reached a low for the year of $7 3/8 on October 5, 1995. As the result of these events, as well as the continued urging of other stockholders, Mr. Flannery began in September 1995 to consider more seriously various options for influencing or replacing the incumbent Board. His deliberations included discussions with Messrs. Baker, Stone and Washburn and Dr. Kaufman.


     Those discussions were informal, general and exploratory, and no agreement or understanding was reached until December 14, 1995, at which time Messrs. Baker, Flannery, Stone and Washburn and Dr. Kaufman orally agreed to form the Committee in order to pursue removal and replacement of the Company's entire Board of Directors. In view of the expense and intense effort associated with a consent solicitation in opposition to incumbent management, each Committee member's decision was made after lengthy deliberation and with reluctance. In the final analysis, the Committee concluded that there was no other choice. After discussions with Committee members, Mr. Galloway and Mr. Thompson agreed to become Committee Nominees. In certain pleadings filed by the Company in connection with the litigation described below under the caption 'CERTAIN LEGAL PROCEEDINGS,' the Company alleges 'upon information and belief, [that] the members of the [Committee] have had an understanding and an agreement since 1994, and perhaps sooner, to attempt to effect a change in the control of the [Board].'

     On December 26, 1995, the Committee filed with the Commission, within the period provided by law, a Statement on Schedule 13D disclosing formation of the Committee and its intention to commence this consent solicitation.

     During several conversations that occurred between mid-September and early November in 1995, Mr. Baker and Mr. Flannery have each at various times discussed with Ardsley Advisory Partners ('Ardsley'), the Company's largest stockholder, the possibility that Ardsley might sell options to purchase some of the shares of Common Stock held by Ardsley. On November 16, 1995, Whelan purchased from Ardsley options to acquire up to 400,000 of the shares of Common Stock held by Ardsley. As part of the oral agreement reached on December 14, 1995, Whelan sold to each of Messrs. Baker and Stone corresponding options written by Whelan to acquire 100,000 of the shares of Common Stock covered by the options written by Ardsley. In certain pleadings filed by the Company in connection with the litigation described below under the caption 'CERTAIN LEGAL PROCEEDINGS,' the Company alleges that 'the terms of these extraordinary option grants leave no doubt as to their true purpose--to provide financial assistance to the Whelan Group in order to help defray the anticipated costs of a consent solicitation to unseat the incumbent Board. Thus, for a purchase price of $.09 per share (or $36,000 in the aggregate), Ardsley purported to grant Whelan options to purchase for $8.25 per share (or $.625 lower than the closing market price on January 5, 1996) up to 400,000 shares (enough to push the Whelan

Group's holdings over the 5% threshold for Schedule 13D filing purposes), which if exercised today would yield in excess of $250,000 in profits. The options are only exercisable, however, until May 16, 1996 (shortly after the anticipated date of the 1996 Annual Meeting). The options are intended to provide plaintiffs with the best of both worlds: in the event the Whelan Group is unsuccessful in its consent solicitation, it will be able to use the profits realized upon the exercise and the subsequent sale of shares to defray the costs of their unsuccessful solicitation. However, if the consent solicitation succeeds, the Whelan Group has stated that it intends to seek reimbursement for such expenses directly from the Company (without stockholder approval unless mandated by law), in which case there will be no need to exercise the Ardsley options to defray plaintiffs' costs. Any profits realized upon exercise and sale in such case would present a windfall to Whelan. In light of Ardsley's enthusiastic financial and other support of the Whelan Group's efforts, as well as the extraordinary terms of the option grant to Whelan, it is obvious that an arrangement or understanding beyond the mere grant of the options themselves exists between Ardsley and the other members of the Whelan Group, and that Ardsley's role extends far beyond the normal role played by a passive institutional investor.'



     By letter dated February 7, 1996, Mr. Flannery, as a record holder of shares of Common Stock, requested that the Company provide a list of stockholders and other stockholder information to enable the Committee to undertake this Consent Solicitation and for other valid purposes. Pursuant to an agreement between Mr. Flannery and the Company, the Company has provided Mr. Flannery with the requested information.


                           CERTAIN LEGAL PROCEEDINGS

     On December 26, 1995, the Committee commenced a lawsuit in the United States District Court for the Western District of Texas, San Antonio Division, against the Company and its Chief Executive, Bruce A. Smith (collectively, 'Defendants'). The action seeks, among other relief, a judgment (i) declaring that the Company's 'poison pill' plan does not apply to the efforts of the Committee to solicit consents from other stockholders of the Company; (ii) declaring that the Company's By-Laws permit removal of directors through stockholder action by written consent; (iii) enjoining the Company from delaying or otherwise unlawfully interfering with the efforts of the Committee to solicit consents from other stockholders; and (iv) declaring that the actions and disclosures of the Committee with regard to their effort to solicit consents are and have been in compliance with the Securities Exchange Act of 1934, as amended (the 'Exchange Act').


     On January 8, 1996, Defendants filed their Answer and Counterclaim to the Committee's Complaint. Defendants' counterclaim alleges, inter alia, that the Committee's Schedule 13D, filed on December 26, 1995, violated Section 13(d) of the Exchange Act by (i) not including Ardsley as part of the 13D group and not including in the 13D group certain of the wives and children of the Committee members who held shares of Tesoro directly or in trust, (ii) not filing a
Schedule 13D earlier disclosing that a 13D group had already been formed purportedly in 1994 and (iii) making purported false and misleading statements in preliminary consent materials filed with the SEC. Defendants' counterclaim also alleges that the preliminary consent materials filed with the SEC on December 26, 1995 by the Committee contained purported false and misleading statements in violation of Section 14(a) of the Exchange Act. On that same day, Defendants filed a motion seeking a temporary restraining order and preliminary injunction and then sought and obtained an ex parte temporary restraining order enjoining the Committee from (i) soliciting or attempting to solicit written consents of the Company's stockholders, (ii) filing or disseminating to stockholders or the public any
Schedule 13D or 14A Statements regarding the Company and (iii) taking any temporary further steps in furtherance of their consent solicitation effort.

     Defendants based their application for an ex parte temporary restraining order and for a preliminary injunction upon their allegations (1) that the draft Consent Solicitation Statement, which had not been disseminated to the Company's stockholders, was in violation of Section 14(a) of the Exchange Act in that it contained various false and misleading statements and omissions that would likely result in 'confusion' and misunderstanding on the part of the Company's stockholders and (2) that the proposed solicitation was a 'midnight raid' which could force the removal of the Company's present Board of Directors without any opportunity either to rebut the disclosures in the Consent Statement or seek relief from the Courts. A number of the Company's specific allegations are discussed in detail in this Consent Solicitation Statement.

     On January 16, 1996, the Committee moved to dissolve the ex parte temporary restraining order because, inter alia, it was in violation of Rule 65 of the Federal Rules of Civil Procedure, was unprecedented in scope and was contrary to the purposes of the Williams Act. On the next day, January 17, 1996, the Court denied the Committee's motion to dissolve the ex parte temporary restraining order.

     On January 19, 1996, Defendants moved for an order extending the temporary restraining order, which order was granted on that same day. On January 24, 1996, the Court scheduled a hearing on Defendants' preliminary injunction motion for January 31, 1996. On January 31, 1996, a hearing was held on Defendants' preliminary injunction motion. On February 1, 1996, the Court signed an order which was entered on February 2, 1996, and which vacated the temporary restraining order and denied Defendants' motion for preliminary injunction.

                             ADDITIONAL INFORMATION

     The Company's principal executive offices are at 8700 Tesoro Drive, San Antonio, Texas 78217, and its telephone number at that address is (210) 828-8484.

     Certain information regarding ownership of voting securities of the Company by certain members of the Company's management and principal stockholders other than the Committee is contained in Appendix III attached to this Consent Solicitation Statement.


     The information concerning the Company contained in this Consent Solicitation Statement has been taken from or based upon publicly available reports, proxy statements and other documents on file with the Commission and other public sources. Such reports, proxy statements and other documents on file with the Commission may be inspected without charge at public reference facilities maintained by the Commission office at 450 Fifth Street, N.W., Washington, D.C. 20549, and also should be available for inspection at the regional offices of the Commission located at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Copies may be obtained from the Commission on payment of the Commission's prescribed rates through the Commission's Public Reference Section by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. Such material should also be available for inspection at the New York Stock Exchange Inc., 20 Broad Street, New York, New York 10005. Although the Committee does not have any knowledge that would indicate that any statement contained herein based upon such reports, proxy statements and other documents is untrue, the Committee does not take any responsibility for the accuracy or completeness of the information contained in such reports, proxy statements and other documents, or for any failure by the Company or any of its subsidiaries to disclose events that may affect the significance or accuracy of any such information.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE CONSENT CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.


Dated: February 29, 1996


                                         THE STOCKHOLDERS' COMMITTEE FOR
                                          NEW MANAGEMENT OF TESORO
                                          PETROLEUM CORPORATION

                                   APPENDIX I

     This Appendix I sets forth certain information regarding each Committee member and each Committee Nominee.

     A. The following table sets forth with respect to each such person such person's (i) name and business address, (ii) present principal occupation or employment and (iii) the name, principal business and address of any corporation or other organization in which such employment is carried on.

                                         PRINCIPAL OCCUPATION
NAME AND BUSINESS ADDRESS                OR EMPLOYMENT
---------------------------------------  ------------------------------------------------------------
Kevin S. Flannery  ....................  President and director of Whelan Management Corp., which is
P.O. Box 1970                              engaged in investment advisory services, and of Whelan
8 Holley Street                            Securities Inc., which is engaged in broker-dealer
Lakeville, CT 06039                        services
George F. Baker  ......................  Partner of Baker Nye, L.P., which is engaged in money
767 Fifth Avenue, Suite 2800               management and investment advisory services
New York, NY 10153
Gale L. Galloway  .....................  Independent oil and gas operator
400 West 15th Street, Suite 808
Austin, TX 78701
Alan J. Kaufman, M.D.  ................  Neurosurgeon
5500 Hohman Avenue, Suite 210
Hammond, IN 46320
James H. Stone  .......................  Chairman of the Board of Stone Energy Corporation, which is
909 Poydras Street, Suite 2650             engaged in oil and gas production
New Orleans, LA 70112
Robert S. Washburn  ...................  Private investor
455 Santa Rita Avenue
Palo Alto, CA 94301
Douglas B. Thompson  ..................  Chairman of Digicon, Inc., which is engaged in worldwide
3701 Kirby Drive                           geophysical services
Houston, TX 77098

     B. The following table and the notes thereto set forth the aggregate number of shares of Common Stock beneficially owned, directly or indirectly, as of the date of this Consent Solicitation Statement by each of the Committee's members and their respective 'associates,' individually and as a group. As of such date, neither Mr. Galloway nor Mr. Thompson beneficially owned any shares of Common Stock. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of Common Stock listed.



                                                                                                    PERCENTAGE OF
                                                                                                     ISSUED AND
                                                                                   SHARES OF         OUTSTANDING
NAME                                                                            COMMON STOCK(1)    COMMON STOCK(1)
-----------------------------------------------------------------------------   ---------------    ---------------
Kevin S. Flannery............................................................        361,772(2)          1.4%
George F. Baker..............................................................        110,000(3)          0.4%
Alan J. Kaufman, M.D.........................................................        612,000(4)          2.4%
James H. Stone...............................................................        146,000(5)          0.6%
Robert S. Washburn...........................................................        233,336(6)          0.9%
                                                                                ---------------          ---
                                                                                     868,000(1,
All Committee Nominees as a Group............................................               3-5)         3.4%
All Committee Members as a Group.............................................      1,463,108(1-6)        5.7%


------------------

(1) For purposes of this table, the number of shares which a person or group of persons is deemed to 'beneficially own' includes any shares that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security that such person or persons has the right to acquire within 60 days is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Such computations are based on information concerning the number of shares of Common Stock issued and outstanding as of October 31, 1995, as reported by the Company in the 1995 Third Quarter 10-Q.


(2) The shares shown include (i)(A) 140,615 shares held by Whelan Management, Inc. ('Whelan'), of which Mr. Flannery is the principal executive officer and a 75% common stockholder and (B) 200,000 shares which Whelan has the right to acquire through the exercise of stock options which were exercisable on February 29, 1996, or within 60 days thereafter, (ii) 18,357 shares held by the Sean Kenrick Flannery Trust of which Mr. Flannery is the investment officer and (iii) 2,600 shares of Common Stock owned by Mr. Flannery's wife. Mr. Flannery disclaims beneficial ownership of the shares owned by his wife. The shares shown do not include shares that Whelan Securities Inc., in the ordinary course of its business as a broker-dealer, has purchased and sold for the accounts of its customers, as to which Mr. Flannery disclaims beneficial ownership. Mr. Flannery has advised the Committee that all such customer accounts are non-discretionary and that neither Whelan nor Whelan Securities Inc. has any control over buying, selling or voting shares of Common Stock in such accounts. As a result, Whelan Securities Inc. or its clearing agent may be the record owner of certain of such shares of Common Stock over which it does not exercise beneficial ownership.




(3) The shares shown include 100,000 shares which Mr. Baker has the right to acquire through the exercise of stock options which were exercisable on February 29, 1996, or within 60 days thereafter.


(4) The shares shown include (i) 581,500 shares owned by Dr. Kaufman either directly or through an individual retirement account, (ii) 20,000 shares held by the Kaufman Children's Trust, of which Dr. Kaufman is the sole trustee and (iii) 10,500 shares owned by Dr. Kaufman's wife. Dr. Kaufman disclaims beneficial ownership of the shares in the Kaufman Children's Trust and the shares owned by his wife.


(5) The shares shown include 100,000 shares which Mr. Stone has the right to acquire through the exercise of stock options which were exercisable on February 29, 1996, or within 60 days thereafter.


(6) The shares shown include 39,545 shares held by the Robert S. and Suzanne P. Washburn Revocable Trust of which Mr. Washburn is a co-trustee, and 193,791 shares held by the Robert S. Washburn Money Purchase Pension and Profit Sharing Keogh Plan Trust, of which Mr. Washburn is the sole trustee. Mr. Washburn exercises shared voting and investment power with respect to the Common Stock held by the Robert S. and Suzanne P. Washburn Revocable Trust.

     C. Except as otherwise described herein, no member of the Committee, Committee Nominee or 'associate' of any of the foregoing owns securities of the Company of record but not beneficially.


     D. The following table sets forth shares of Common Stock, Preferred Stock and Exchange Notes of the Company purchased or sold within the past two years by each of the members of the Committee, the Committee Nominees, Whelan, the Sean Kenrick Flannery Trust referred to in note (2) to the table under paragraph B above or either of the two trusts of which Mr. Washburn is a trustee referred to in note (6) to the table under paragraph B above, the dates on which they were purchased or sold and the amount purchased or sold on each such date. In the tables below, the term 'Preferred Stock' shall mean the Company's $2.16 Cumulative Convertible Preferred Stock, which is no longer outstanding, and 'Exchange Notes' shall mean the Company's 13% Exchange Notes due December 1, 2000. Transaction dates listed are trade dates except for those marked with a '+', which denotes a settlement date. The tables do not reflect the purchase on November 16, 1995, by Whelan from Ardsley of options to acquire up to 400,000 of the shares of Common Stock held by Ardsley or the sale on December 22, 1995, by Whelan to each of Mr. Baker and Mr. Stone of corresponding options written by Whelan to acquire 100,000 of the shares of Common Stock covered by the options written by Ardsley. See 'BACKGROUND' in the Consent Solicitation Statement to which this Appendix is attached.


                               KEVIN S. FLANNERY



                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
03/16/94             Sale                   10,000
08/30/94             Distribution              215
08/30/94             Distribution              375
08/30/94             Distribution               44
09/07/94             Purchase                                                          10,000
05/01/95             Sale                                                              10,000
08/29/95             Sale                    7,644
09/05/95             Sale                   14,515
10/06/95             Sale                   25,000
10/09/95             Sale                   10,000
10/11/95             Sale                    8,000
12/28/95             Purchase                  100



                                     WHELAN



                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
03/16/94             Sale                        50
03/16/94             Sale                    38,000
03/17/94             Sale                     6,700
03/24/94             Purchase                 2,000
03/29/94             Purchase                 8,000
03/30/94             Purchase                10,000
03/30/94             Purchase                20,000
04/11/94             Purchase                 9,000
04/12/94             Purchase                 7,500
04/13/94             Purchase                 1,200
04/20/94             Purchase                 2,900
04/21/94             Purchase                10,000
04/28/94             Purchase                10,000
05/31/94             Purchase                20,000
06/21/94             Purchase                 2,500
08/05/94             Sale                     1,500
08/05/94             Sale                     5,000

                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
08/05/94             Sale                     8,500
08/30/94             Distribution             1,178
09/07/94             Purchase                                                         135,000
09/22/94             Sale                                                              50,000
09/28/94             Sale                                                              50,000
11/08/94             Sale                                                              10,000
11/08/94             Sale                                                              25,000
11/10/94             Sale                     6,118
11/23/94             Purchase                 1,500
11/30/94             Sale                     3,500
12/15/94             Sale                    10,000
03/22/95             Sale                    13,000
05/02/95             Sale                    10,000
05/15/95             Sale                    10,000
06/30/95             Sale                     1,800
07/28/95             Sale                     2,500
09/01/95             Sale                    10,000
09/05/95             Sale                     2,985
09/06/95             Sale                    10,000
09/07/95             Sale                    10,000
09/08/95             Sale                     5,000
09/12/95             Sale                    10,000
09/14/95             Sale                    10,000
10/04/95             Sale                     7,500
10/06/95             Purchase                20,000
10/06/95             Purchase                26,000
10/09/95             Purchase                15,000
10/10/95             Purchase                 3,500
10/11/95             Purchase                 7,500
10/11/95             Purchase                 8,000
10/13/95             Sale                     3,000
10/13/95             Sale                     7,000
10/20/95             Sale                     8,000
10/20/95             Sale                    42,000
10/24/95             Purchase                   900
10/24/95             Purchase                 2,000
10/25/95             Purchase                45,000
11/10/95             Purchase                   500
11/17/95             Purchase                12,000(1)
11/28/95             Purchase                 1,000
12/04/95             Sale                     7,500
12/05/95             Sale                    10,500
12/06/95             Sale                    13,000
12/14/95             Sale                    10,000
01/24/96             Purchase                 4,000
01/24/96             Sale                     4,000


------------------
(1) Through the exercise of expiring options.


     In addition to the foregoing transactions by Whelan, the following table sets forth transactions effected by Whelan in call option contracts covering shares of Common Stock during the past two years. All such transactions were effected on a national securities or option exchange through a broker and reflect the trade date of each such transaction. Each call option contract represents the right to buy 100 shares of Common Stock at a price and until the date specified in the option contract.

     TYPE OF                        NUMBER OF          PRICE PER
   TRANSACTION          DATE       CALL OPTIONS     OPTION CONTRACT
------------------    --------     ------------     ---------------
Purchase              06/21/94          100             $187.50
Purchase              06/23/94          100             $237.50
Purchase              08/05/94          100             $125.00
Purchase              01/25/95           25             $ 37.25
Purchase              01/25/95          100             $ 31.25
Purchase              01/30/95          200             $ 31.50
Purchase              02/09/95          150             $ 87.50
Sale                  02/09/95          150             $ 12.50
Sale                  05/15/95           50             $ 50.00
Sale                  05/15/95          100             $181.25
Purchase              05/16/95           90             $104.17
Sale                  06/15/95           90             $ 81.25
Purchase              06/15/95           90             $118.75
Purchase              07/13/95          100             $ 25.00
Purchase              10/13/95           54             $ 87.50
Purchase              10/16/95           46             $ 87.50
Sale                  10/18/95           50             $125.00
Sale                  10/20/95           50             $106.25
Purchase              10/24/95          120             $112.50

     In addition to the foregoing transactions by Whelan, on November 16, 1995, Whelan purchased, in a private transaction, options exercisable for 400,000 shares of Common Stock having an exercise price of $8.25 per share. The total purchase price for these options was $36,000. On December 14, 1995, Whelan sold, in a private transaction, a portion of the foregoing options exercisable for 200,000 shares of Common Stock; options exercisable for 100,000 shares of Common Stock were sold to George F. Baker for $9,000 and options exercisable for 100,000 shares of Common Stock were sold to James H. Stone for $9,000.


                          SEAN KENRICK FLANNERY TRUST

                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
08/30/94             Distribution               73
08/30/94             Distribution               34
09/07/94             Purchase                                                          60,000
11/23/94             Purchase                4,000
11/23/94             Sale                                                               5,000
11/23/94             Sale                                                              30,000
01/31/95             Purchase                1,500
04/24/95             Sale                                                              18,000
04/26/95             Sale                                                               2,000
04/27/95             Sale                                                               5,000
06/26/95             Purchase                4,000
10/06/95             Sale                    1,000
10/10/95             Sale                    3,500
11/09/95             Purchase                  500
11/10/95             Purchase                  500
01/19/96             Purchase                4,000(1)
01/19/96             Sale                    4,000

------------------

(1) Through the exercise of expiring options.

     In addition to the foregoing transactions by the Sean Kenrick Flannery Trust, the following table sets forth transactions effected by such Trust in call option contracts covering shares of the Common Stock during the past two years. All such transactions were effected on a national securities or option exchange through a broker and reflect the trade date of each such transaction. Each call option contract represents the right to buy 100 shares of Common Stock at a price and until the date specified in the option contract, and the exercise price of each such option was $7.50 per share. Price per Option Contract excludes brokerage commissions.

     TYPE OF                        NUMBER OF          PRICE PER
   TRANSACTION          DATE       CALL OPTIONS     OPTION CONTRACT
------------------    --------     ------------     ---------------
Purchase              01/26/95          100             $ 87.50
Sale                  05/15/95           50             $181.25
Sale                  05/15/95           50             $ 50.00
Purchase              07/13/95          100             $ 25.00

Purchase              10/24/95           80             $112.50
Sale                  11/17/95           80             $ 50.00
Purchase              11/17/95           80             $100.00
Sale                  12/14/95           80             $ 81.25
Purchase              12/14/95           80             $118.25
Sale                  01/19/96           40             $ 93.75


                                GEORGE F. BAKER


                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                 OR EXCHANGE     OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   ---------------   ----------------    ------------------    -----------------
05/10/94             Purchase                1,000
02/24/95             Purchase                9,000

                             CAMBRIDGE CAPITAL FUND

                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
08/14/95             Purchase                33,000
08/15/95             Purchase               176,000
08/15/95             Purchase                40,400
08/15/95             Purchase                45,000
08/15/95             Purchase                   500
08/16/95             Purchase                11,200
08/17/95             Purchase                28,300
08/17/95             Purchase                 3,000
08/18/95             Purchase                 1,000
08/23/95             Purchase                11,000
09/06/95             Sale                    33,000
09/06/95             Sale                   176,000
09/07/95             Sale                    40,400
09/14/95             Sale                    45,000
09/25/95             Sale                       500
09/25/95             Sale                    11,200
09/25/95             Sale                    28,300
09/26/95             Sale                     3,000
09/26/95             Sale                     1,000
09/26/95             Sale                    11,000

                             ALAN J. KAUFMAN, M.D.

                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
03/30/94             Purchase                 6,200
04/07/94             Purchase                 3,000
04/18/94             Purchase                 4,200
04/19/94             Purchase                 5,000
04/19/94+            Purchase                 5,000
04/20/94             Purchase                 5,000
04/20/94+            Purchase                 5,000
04/21/94             Purchase                20,000
04/21/94+            Purchase                11,000
04/28/94             Sale                    10,000
05/03/94+            Purchase                 5,000
05/09/94             Purchase                11,000
05/09/94             Purchase                 3,000
05/09/94             Purchase                 2,000
05/09/94+            Purchase                 2,000
05/09/94+            Purchase                 3,000
06/16/94             Purchase                 5,000
06/16/94+            Purchase                 5,000
06/21/94             Purchase                 5,000
06/22/94             Purchase                15,000
06/22/94             Purchase                 3,000
06/22/94             Sale                     5,000
06/22/94+            Purchase                10,000
06/22/94+            Purchase                 5,000
06/23/94+            Sale                    10,000
06/24/94             Sale                     3,000
07/12/94+            Sale                     5,000
07/13/94+            Sale                    10,000
07/14/94             Sale                    10,000
08/12/94             Sale                    10,000
08/26/94+            Purchase                 2,500
08/29/94+            Sale                     5,000
08/29/94+            Sale                     5,000
08/31/94             Sale                     5,000
09/01/94             Sale                     2,000
09/01/94+            Sale                     1,000
09/02/94             Sale                     3,000
09/06/94+            Sale                     4,830
11/18/94             Purchase                 5,000
12/03/94             Purchase                 2,800
12/10/94             Purchase                 3,500
01/23/95             Purchase                 5,000
01/25/95             Purchase                 3,000
01/25/95             Purchase                 5,000
02/01/95             Purchase                10,000
02/03/95             Purchase                 3,000

02/13/95             Purchase                 2,000
02/17/95             Purchase                 5,900
02/21/95             Purchase                 1,100
02/22/95             Purchase                12,000
02/24/95+            Purchase                 2,500
04/07/95             Purchase                10,000
04/26/95             Purchase                   800
05/03/95             Sale                    10,000
05/10/95+            Sale                    10,000

                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
05/12/95             Sale                     5,000
05/15/95             Transfer                15,000
05/15/95             Sale                    10,000
05/16/95             Purchase                 5,000
05/17/95             Purchase                 5,000
05/17/95             Purchase                11,700
05/19/95             Purchase                 3,000
05/19/95             Purchase                 3,000
05/19/95             Purchase                14,000
05/19/95             Purchase                 5,000
05/19/95             Sale                     4,700
05/23/95             Sale                     5,000
05/23/95             Sale                     3,000
05/23/95             Sale                     2,000
05/24/95             Purchase                10,000
05/25/95             Purchase                 3,200
05/26/95             Purchase                10,000
05/31/95             Sale                    20,000
06/02/95             Purchase                10,000
06/09/95             Purchase                10,000
06/09/95             Sale                     5,000
06/09/95             Sale                     5,000
06/12/95             Purchase                 5,000
06/12/95             Purchase                 5,000
06/13/95             Purchase                 8,000
06/14/95             Purchase                 5,000
06/15/95+            Sale                     2,000
06/15/95             Purchase                 5,000
06/16/95             Sale                     1,000
06/16/95             Sale                    10,000
06/19/95             Sale                     5,000
06/23/95             Purchase                 5,000
06/23/95             Purchase                 2,000
06/23/95             Purchase                 5,000
06/23/95             Purchase                10,000

06/29/95             Purchase                 2,000
07/03/95+            Purchase                 2,000
07/05/95+            Purchase                 1,000
07/10/95             Purchase                 6,000
07/10/95+            Purchase                 1,000
07/18/95             Purchase                 4,000
07/18/95+            Purchase                10,000
07/19/95+            Purchase                 2,000
07/31/95             Purchase                 1,400
08/01/95             Purchase                 9,900
08/03/95             Purchase                10,000
08/15/95+            Purchase                 4,000
09/20/95             Purchase                 3,902
09/25/95+            Purchase                 5,000
09/27/95+            Purchase                 5,000
10/03/95+            Purchase                 3,000
10/06/95+            Purchase                 8,000
10/10/95+            Purchase                 7,000
10/10/95+            Purchase                12,500
10/11/95+            Purchase                10,000
10/12/95+            Purchase                 7,500
10/16/95+            Purchase                20,000

                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
10/16/95+            Purchase                10,000
10/20/95             Sale                     5,000
10/20/95             Sale                    12,500
10/23/95+            Sale                    20,000
10/31/95             Purchase                 2,000
11/01/95+            Purchase                 5,000
11/01/95+            Purchase                 3,000
11/06/95+            Purchase                 2,700
11/15/95+            Purchase                 5,000
11/16/95             Purchase                 4,500
12/04/95+            Purchase                 2,000
12/06/95             Purchase                 5,000

                  ROBERT S. WASHBURN (REVOCABLE TRUST ACCOUNT)


                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------

03/29/94             Purchase                5,000
03/30/94             Purchase                4,400
08/16/94             Distribution            3,045
07/10/95             Sale                    9,000
07/14/95             Sale                    4,900
07/17/95             Sale                   10,000
07/17/95             Sale                    1,000
07/17/95             Sale                    6,000
07/18/95             Sale                   10,000
08/07/95             Sale                    9,700
08/07/95             Sale                    4,400
08/07/95             Sale                    1,500



     In addition to the foregoing transactions by the Robert Washburn Revocable Trust, the following table sets forth transactions effected by the Robert Washburn Revocable Trust in call option contracts covering shares of Common Stock during the past two years. All such transactions were effected on a national securities or option exchange through a broker and reflect the settlement date of each such transaction. Each call option contract represents the right to buy 100 shares of Common Stock at a price and until the date specified in the option contract.


     TYPE OF                        NUMBER OF          PRICE PER
   TRANSACTION          DATE       CALL OPTIONS     OPTION CONTRACT
------------------    --------     ------------     ---------------
Purchase              06/03/94          180             $100.00
Purchase              08/08/94           50             $112.50
Sale                  09/09/94          520             $ 25.00
Purchase              12/27/94           10             $ 50.00
Purchase              01/31/95          200             $ 35.62
Sale                  02/14/95          260             $  6.25

                ROBERT S. WASHBURN (PROFIT SHARING PLAN ACCOUNT)

                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
03/29/94             Purchase                 6,000
03/30/94             Purchase                21,500
03/30/94             Purchase                 5,000

08/07/95             Sale                    15,700
08/08/95             Sale                       500
08/16/94             Distribution             1,141
10/05/95             Purchase                10,000
10/06/95             Purchase                 5,000
10/18/95             Sale                    15,000
10/27/95             Sale                     4,000
12/04/95             Purchase                 3,100
12/07/95             Purchase                 1,900


                                 JAMES H. STONE


                     PURCHASE, SALE    NUMBER OF SHARES     NUMBER OF SHARES     PRINCIPAL AMOUNT
  DATE                OR EXCHANGE      OF COMMON STOCK     OF PREFERRED STOCK    OF EXCHANGE NOTES
------------------   --------------    ----------------    ------------------    -----------------
05/26/94             Purchase                5,000
05/27/94             Purchase                2,500
05/27/94             Purchase                2,500
05/31/94             Purchase                2,500
05/31/94             Purchase                2,500
06/21/94             Purchase               10,000
08/01/95             Purchase                5,000
10/05/95             Purchase                5,000
12/16/95             Purchase               11,000(1)

------------------

(1) Through the exercise of expiring options.

     In addition to the foregoing transactions by Mr. Stone, the following table sets forth transactions effected by call or put option contracts covering shares of the Common Stock during the past two years. All such transactions were effected on a national securities or option exchange through a broker and reflect the trade date of each such transaction. Each call or put option contract respectively represents the right to buy or sell 100 shares of Common Stock at a price and until the date specified in the option contract, and the exercise price of each such option was $7.50 per share. Price per Option Contract excludes brokerage commissions.

     TYPE OF                        NUMBER OF          PRICE PER
   TRANSACTION          DATE       CALL OPTIONS     OPTION CONTRACT
------------------    --------     ------------     ---------------
Sale                  04/25/95       100 puts           $ 87.50
Sale                  07/31/95       100 puts           $106.25

Sale                  08/02/95       100 puts           $156.25
Sale                  09/21/95       300 puts           $181.25
Purchase              09/21/95       300 puts           $162.50
Purchase              12/01/95       100 call           $127.50
Sale                  01/18/96       100 call           $ 97.50


     E. All of the shares described above in paragraph D were purchased with personal funds, working capital or margin borrowings extended by broker-dealers in the regular course of business. As of February 22, 1996, Dr. Kaufman, the Sean Kenrick Flannery Trust and Whelan had outstanding margin indebtedness with respect to securities of the Company of $83,772.73, $125,945.20 and $729,934.62, respectively. As of the date of this Consent Solicitation Statement, except as set forth in the preceding sentence, none of the persons named in such paragraph has any outstanding margin indebtedness with respect to any securities of the Company.

     F. No participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company.

     G. Except as described in this Appendix or elsewhere in the Consent Solicitation Statement,

     (1) none of the members of the Committee or the Committee Nominees is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the registrant, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies;


     (2) none of the members of the Committee, the Committee Nominees or any of their respective associates has had any transaction, or series of similar transactions, since January 1, 1995, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any such participant had, or will have, a direct or indirect material interest;


     (3) none of the members of the Committee, the Committee Nominees or any of their respective associates has any arrangement or understanding with any person
(i) with respect to any future employment by the Company or its affiliates; or
(ii) with respect to any future transactions to which the Company or any of its affiliates will or may be a party;

     (4) no person who is a party to an arrangement or understanding pursuant to which a Committee Nominee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon by the stockholders of the Company;


     (5) there are no material proceedings to which any Committee Nominee or any associate of any such Committee Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries; and

     (6) no Committee Nominee has been party to any of the following events that occurred during the past five years and that are material to an evaluation of the ability or integrity of any person nominated to become a director of the
Company:

          (a) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of, such person or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

          (b) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (c) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

             (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

             (ii) Engaging in any type of business practice; or

             (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or state securities laws or Federal commodities laws;

          (d) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph G.(6)(c)(i) of this Appendix, or to be associated with persons engaged in any such activity;


          (e) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or state securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated; or

          (f) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

     For purposes of the foregoing, the term 'associate' has the meaning set forth in Rule 14a-1 under the Exchange Act.

                                  APPENDIX II

     This Appendix sets forth the text, in relevant part, of the By-Laws which are proposed by the Committee to be amended, as the Company's public filings indicate such By-Laws were in effect on November 14, 1995 and as they will appear after adoption of the Committee's proposed By-Law Amendments. Language proposed to be deleted is marked in brackets. Language proposed to be added is underlined. The Committee is not aware of any amendments to the By-Laws since November 14, 1995. To the extent any such By-Law amendments have been adopted subsequently, such intervening amendments shall be repealed by the adoption of the following amendments if inconsistent therewith.

     Section 2.1 Number, Election and Term of Office. The number of directors which shall constitute the whole Board of Directors shall be five, unless and until changed by resolution of the Board of Directors [fixed from time to time by resolution of the Board of Directors but shall not be less than three]. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2.2, and each director elected at an annual meeting of stockholders, and directors elected or appointed in the interim to fill vacancies and newly created directorships shall hold office until the next annual meeting of stockholders and [or] until their successors are duly elected and qualified or until their earlier resignation or removal. A director need not be a stockholder.

     Section 2.2 Vacancies and Additional Directorships. Any vacancy or vacancies created by the death or resignation of a director may be filled only by the majority vote of the remaining directors, though less than a quorum, or by the sole remaining director. Any vacancy or vacancies created by the removal of one or more directors may be filled only by action of the holders of shares representing a majority of the shares of Common Stock outstanding and entitled to vote and such action may be taken at the same annual or special meeting, or by means of the same written consent or consents, of stockholders at or by which such director or directors were removed, or may be taken at a different meeting or by a separate written consent or consents. Newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, though less than a quorum, or by the sole remaining director, and such newly created directorships may not be filled by the stockholders unless otherwise required by law. [Unless otherwise provided in the Certificate of Incorporation or these By-Laws: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office.]

     Section 2.7 Removal of Directors. At any annual meeting of stockholders, at any special meeting of the stockholders duly called for the purpose of removing a director or directors as provided in these By-Laws, or by action of the stockholders by written consent in accordance with the laws of the State of

Delaware and the Certificate of Incorporation, any director or directors may, by the affirmative vote or written consent, as the case may be, of the holders of shares representing a majority of [the votes of all] the shares of Common Stock [stock] outstanding and entitled to vote [for the election of directors], be removed from office, either for or without cause. Such vacancy [shall] may only be filled by the stockholders [directors] as provided in Section 2.2.

                    [This page is intentionally left blank]

                                  APPENDIX III
                   PRINCIPAL STOCKHOLDERS OF THE COMPANY AND
                   STOCK HOLDINGS OF THE COMPANY'S MANAGEMENT

     Schedule 14A adopted by the Commission under the Exchange Act requires the Committee to disclose, to the extent known to the Committee, certain information regarding ownership of voting securities of the Company. The information set forth in this Appendix is provided in response to that requirement. Except with respect to information concerning the Committee and its members, all information contained in the following tables (including the footnotes) has been taken from or is based upon the Joint Proxy Statement/Prospectus of Coastwide Energy Services, Inc. and Tesoro Petroleum Corporation, dated January 20, 1996 (the 'Coastwide Proxy Statement'), and other information contained in other filings by the Company with the Commission.


     The following table shows the beneficial ownership of the Company's Common Stock as reported to the Company as of December 31, 1995, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options or stock awards) within the meaning of Rule 13d-3(d)(1) under the Exchange Act for each director of the Company, the Company's Chief Executive Officer, the other four most highly compensated officers of the Company during 1995 and, as a group, such persons and other executive officers. The calculation of the percentage of outstanding shares of Common Stock is based on the number of outstanding shares of Common Stock as of the Record Date. Unless otherwise indicated, each person or member of the group listed has sole voting and investment power with respect to the shares of Common Stock listed.



                                                                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                                                                          ON DECEMBER 31, 1995(1)
                                                                    ------------------------------------
                                                                     SHARES             PERCENT OF CLASS
                                                                    ---------           ----------------
Robert J. Caverly................................................       9,000(2)              0.035%
Peter M. Detwiler................................................      14,715(2)              0.057%
Steven H. Grapstein..............................................   1,528,900(2)(3)           5.938%
Raymond K. Mason, Sr.............................................      23,428(2)              0.091%
John J. McKetta, Jr..............................................       7,565(2)              0.029%
Bruce A. Smith...................................................      94,018(4)              0.365%
Murray L. Weidenbaum.............................................       7,000(2)              0.027%
Gaylon H. Simmons................................................     128,540(5)              0.499%
James C. Reed, Jr................................................      30,980(6)              0.120%
William T. Van Kleef.............................................      22,645(7)              0.088%
Thomas E. Reardon................................................      14,163(8)              0.055%
All directors and executive officers as a group
  (14 individuals)...............................................   1,934,196(9)              7.512%



------------------
(1) The shares shown do not include 430,367 shares of the Company's Common Stock beneficially owned by Michael D. Burke, who resigned as a director on January 12, 1996.


(2) The shares shown for Mr. Caverly, Mr. Grapstein, Mr. Detwiler, Mr. Mason, Dr. McKetta and Dr. Weidenbaum include 6,000 shares each which such directors had the right to acquire through the exercise of stock options on December 31, 1995, or within 60 days thereafter.


(3) The shares shown include 1,522,900 shares of the Company's Common Stock owned by Oakville N.V., a Netherland Antilles corporation ('Oakville'). Mr. Grapstein is an officer of Oakville. As an officer, Mr. Grapstein shares voting and investment power with respect to such shares.

(4) The shares shown include 1,304 shares credited to Mr. Smith's account under the Company's Thrift Plan and 80,866 shares which Mr. Smith had the right to acquire through the exercise of stock options on December 31, 1995, or within 60 days thereafter.

(5) The shares shown include 114,200 shares which Mr. Simmons had the right to acquire through the exercise of stock options on December 31, 1995, or within 60 days thereafter.

                                              (Footnotes continued on next page)

                                     III-1

(Footnotes continued from previous page)
(6) The shares shown include 733 shares and 88 shares credited to Mr. Reed's account under the Company's Thrift Plan and Employee Stock Ownership Plan, respectively, and 23,200 shares which Mr. Reed had the right to acquire through the exercise of stock options or stock awards on December 31, 1995, or within 60 days thereafter.

(7) The shares shown include 728 shares credited to Mr. Van Kleef's account under the Company's Thrift Plan and 14,660 shares which Mr. Van Kleef had the right to acquire through the exercise of stock options or stock awards on December 31, 1995, or within 60 days thereafter.

(8) The shares shown include 88 shares credited to Mr. Reardon's account under the Company's Employee Stock Ownership Plan and 12,741 shares which Mr. Reardon had the right to acquire through the exercise of stock options on December 31, 1995 or within 60 days thereafter.

(9) The shares shown include 3,912 shares and 352 shares credited to the accounts of executive officers and directors under the Company's Thrift Plan and Employee Stock Ownership Plan, respectively, and 311,384 shares which directors and executive officers had the right to acquire through the exercise of stock options or stock awards on December 31, 1995, or within 60 days thereafter. The shares shown also include 3,000 shares acquired in the name of an executive officer's mother with respect to which such executive officer has voting and investment power.
                   ------------------------------------------


     The following table sets forth information as to each person or group, other than members of the Committee and the Committee Nominees, who, according to the Coastwide Proxy Statement, beneficially owned more than five percent of the outstanding shares of Common Stock of the Company as of December 31, 1995. The calculation of the percentage of outstanding shares of Common Stock is based on the number of outstanding shares of Common Stock as of the Record Date. For information concerning ownership of Common Stock by members of the Committee and the Committee Nominees, see Appendix I attached to this Consent Solicitation Statement.



                                                                                   AMOUNT AND NATURE OF
                                                                                   BENEFICIAL OWNERSHIP
                                                                                  -----------------------
                                                        NAME AND ADDRESS          NUMBER OF    PERCENT OF
TITLE OF CLASS                                        OF BENEFICIAL OWNER          SHARES        CLASS
----------------------------------------------   ------------------------------   ---------    ----------
Common Stock..................................   Ardsley Advisory Partners(1)     2,560,000       9.943%
                                                 646 Steamboat Road
                                                 Greenwich, CT 06838
Common Stock..................................   Oakville N.V.(2)                 1,522,900       5.915%
                                                 c/o Kuo Investment Company
                                                 33rd Floor
                                                 767 Third Avenue
                                                 New York, NY 10017


------------------

(1) According to a Schedule 13G, as amended, filed with the Commission, Ardsley beneficially owns 2,560,000 shares of Common Stock and is a general partnership organized under the laws of the State of Connecticut and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended (the 'Act'). In its Schedule 13G, Ardsley claims that, with respect to the shares of the Company's Common Stock held by Ardsley, it acts as investment advisor for the discretionary accounts of certain clients, including (i) investment partnerships for which Ardsley serves as the management company and (ii) a general partnership comprised of the same partners as Ardsley serves as general partner. By reason of the provisions of Rule 13d-3 under the Exchange Act, Ardsley is deemed to own beneficially the shares owned by the managed accounts. Each client for whose account Ardsley had purchased the Company's Common Stock has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such shares purchased for his account. No such client has any of the foregoing rights with respect to more than 5


                                              (Footnotes continued on next page)

                                     III-2

(Footnotes continued from previous page) percent of the Company's Common Stock. According to its Schedule 13G, Ardsley states that there is no agreement or understanding among such persons to act together for the purpose of acquiring, holding, voting or disposing of any such securities. Philip J. Hempleman, a managing partner of Ardsley, is a citizen of the United States. By virtue of Mr. Hempleman's position as managing partner of Ardsley, he may be deemed to have the shared power to vote, or direct the voting of, and the shared power to dispose, or direct the disposition of, shares of the Company's Common Stock held by the discretionary accounts managed by Ardsley, and, therefore, Mr. Hempleman may be deemed to be the beneficial owner of such shares.


(2) According to Schedule 13Ds on file with the Commission, Oakville is a wholly owned subsidiary of Kuo Investment Limited, a Cayman Islands corporation ('Kuo'). According to information provided to the Company by Oakville, the following persons are Oakville's directors and executive officers: (a) Peter Yun Siak Fu, President and Director of Oakville; Director and officer of Kuo; (b) Peter Chong Cheng Fu, Director and Secretary of Oakville; Director and officer of Kuo; (c) Ong Beng Seng, Vice President and Director of Oakville; Director and officer of Kuo; (d) David Song Long Ban, Treasurer and Director of Oakville; Director and officer of Kuo; (e) Steven H. Grapstein, Vice President and Director of Oakville; and (f) Holland Intertrust (Curacao) N.V., a Netherlands Antilles corporation, a Director of Oakville. Oakville reports that it has sole voting and dispositive power over its voting securities of the Company.


     As stated under the caption 'BACKGROUND' in the Consent Solicitation Statement to which this Appendix is attached, on November 16, 1995, Whelan purchased from Ardsley options to acquire up to 400,000 shares of Common Stock from Ardsley, and the foregoing table does not reflect that transaction, nor any other changes to beneficial ownership of Common Stock which may have occurred since December 31, 1995.

                                     III-3

                                     NOTES

                                     NOTES

                                   IMPORTANT

     1. If your shares are held in your own name, please sign, date and mail the enclosed WHITE Consent Card to our solicitation agent, Morrow & Co., Inc., in the postage-paid envelope provided.

     2. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a consent with respect to your shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a WHITE Consent Card to be signed representing your shares. The Committee urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to The Stockholders' Committee for New Management of Tesoro Petroleum Corporation in care of Morrow & Co., Inc. at the address set forth below so that the Committee will be aware of all instructions given and can attempt to ensure that such instructions are followed.

     3. If you have previously signed a green revocation of consent card, you have every reason to change your mind and may do so by marking, signing, dating and returning a later-dated WHITE Consent Card.

     If you have any questions or require any assistance in executing your consent, please call:

                               MORROW & CO., INC.
                                909 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                           TOLL FREE: (800) 634-4458

     Banks and brokerage firms, please call collect:

                                 (212) 754-8000

                       WRITTEN CONSENT BY STOCKHOLDERS OF
                          TESORO PETROLEUM CORPORATION
                          TO ACTION WITHOUT A MEETING
                                  SOLICITED BY
                 THE STOCKHOLDERS' COMMITTEE FOR NEW MANAGEMENT
                       OF TESORO PETROLEUM CORPORATION IN
                      OPPOSITION TO THE BOARD OF DIRECTORS
                        OF TESORO PETROLEUM CORPORATION



    Unless otherwise indicated below, the undersigned, a stockholder of record of Tesoro Petroleum Corporation, a Delaware corporation (the 'Company'), on February 24, 1996 (the 'Record Date'), hereby consents pursuant to Section 228(a) of the Delaware General Corporation Law with respect to all shares of common stock, par value $0.16-2/3 per share (the 'Common Stock'), of the Company held by the undersigned to the taking of each of the following actions without a meeting, without prior notice and without a vote:


    THE STOCKHOLDERS' COMMITTEE FOR NEW MANAGEMENT OF TESORO PETROLEUM CORPORATION STRONGLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY CONSENT TO ALL OF THE FOLLOWING RESOLUTIONS. EACH OF THE RESOLUTIONS REQUIRES THE APPROVAL OF A MAJORITY OF THE COMMON STOCK OUTSTANDING ON THE RECORD DATE.

    THIS CONSENT CARD IS CONTINUED ON THE REVERSE SIDE. PLEASE MARK, SIGN AND DATE THIS CONSENT CARD ON THE REVERSE SIDE BEFORE RETURNING THIS CONSENT CARD IN THE ENCLOSED ENVELOPE.

1.A.  FIX THE NUMBER OF DIRECTORS AT FIVE (5).

    RESOLVED, that Section 2.1 of Article II of the By-Laws be amended to read as follows:


        Section 2.1 Number, Election and Term of Office. The number of directors which shall constitute the whole Board of Directors shall be five, unless and until changed by resolution of the Board of Directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 2.2, and each director elected at an annual meeting of stockholders, and directors elected or appointed in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. A director need not be a stockholder.


                       / / CONSENTS  / / CONSENT WITHHELD

1.B. REQUIRE THAT ANY VACANCIES AND NEWLY CREATED DIRECTORSHIPS MAY BE FILLED ONLY BY STOCKHOLDER ACTION.


    RESOLVED, that Section 2.2 of Article II of the By-Laws be amended to read as follows:


        Section 2.2 Vacancies and Additional Directorships. Any vacancy or vacancies created by the death or resignation of a director may be filled only by the majority vote of the remaining directors, though less than a quorum, or by the sole remaining director. Any vacancy or vacancies created by the removal of one or more directors may be filled only by action of the holders of shares representing a majority of the shares of Common Stock outstanding and entitled to vote and such action may be taken at the same annual or special meeting, or by means of the same written consent or consents, of stockholders at or by which such director or directors were removed, or may be taken at a different meeting or by a separate written consent or consents. Newly created directorships resulting from any increase in the authorized number of directors shall be filled only by a majority of the directors then in office, though less than a quorum, or by the sole remaining director, and such newly created directorships may not be filled by the stockholders unless otherwise required by law.


                       / / CONSENTS  / / CONSENT WITHHELD

1.C. AUTHORIZE THE STOCKHOLDERS TO REMOVE ANY OR ALL DIRECTORS AT ANY MEETING OR BY WRITTEN CONSENT OF A MAJORITY OF THE STOCKHOLDERS.

    RESOLVED, that Section 2.7 of Article II of the By-Laws be amended to read as follows:

        Section 2.7 Removal of Directors. At any annual meeting of stockholders, at any special meeting of the stockholders duly called for the purpose of removing a director or directors as provided in these By-Laws, or by action of the stockholders by written consent in accordance with the laws of the State of Delaware and the Certificate of Incorporation, any director or directors may, by the affirmative vote or written consent, as the case may be, of the holders of shares representing a majority of the shares of Common Stock outstanding and entitled to vote, be removed from office, either for or without cause. Such vacancy may be filled only by the stockholders as provided in Section 2.2.

                       / / CONSENTS  / / CONSENT WITHHELD

1.D. DELETE ANY PROVISION OF THE COMPANY'S BY-LAWS, AND DELETE ANY AMENDMENT TO THE COMPANY'S BY-LAWS, IN EACH CASE ADOPTED ON OR AFTER NOVEMBER 14, 1995, AND PRIOR TO THE EFFECTIVE TIME.

    RESOLVED, that any provision of the Company's By-Laws, and any amendment to the Company's By-Laws, in each case adopted on or after November 14, 1995 and on or prior to the date that written unrevoked consents of the holders of a majority of the shares of Common Stock outstanding at the close of business on the Record Date are delivered to the Company, be deleted.

                       / / CONSENTS  / / CONSENT WITHHELD

2.  REMOVAL OF THE INCUMBENT DIRECTORS OF THE COMPANY.

    RESOLVED, that the following incumbent directors of the Company are hereby removed from such directorships without cause: Robert J. Caverly, Peter M. Detwiler, Steven H. Grapstein, Raymond K. Mason, Sr., John J. McKetta, Jr., Bruce A. Smith, Murray L. Weidenbaum and any other person elected by the incumbent directors to fill any vacancy or newly created directorship.

                       / / CONSENTS  / / CONSENT WITHHELD
INSTRUCTION:

To consent or withhold consent to the removal of all the above-named directors and any other person who is a director of the Company at the time the action taken by this written consent becomes effective, check the appropriate box above. IF YOU WISH TO CONSENT TO THE REMOVAL OF CERTAIN OF THE ABOVE-NAMED DIRECTORS AND/OR CERTAIN OF THE DIRECTORS NOT NAMED ABOVE WHO ARE DIRECTORS OF THE COMPANY AT THE TIME THE ACTION TAKEN BY THIS WRITTEN CONSENT BECOMES EFFECTIVE, BUT NOT ALL OF THEM, CHECK THE 'CONSENTS' BOX ABOVE AND WRITE THE NAME OF EACH PERSON YOU DO NOT WISH REMOVED IN THE FOLLOWING SPACE:

--------------------------------------------------------------------------------

    IF NO BOX IS MARKED ABOVE WITH RESPECT TO THIS PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE REMOVAL OF ANY INCUMBENT DIRECTOR WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED ABOVE.

3.  ELECTION OF NEW DIRECTORS TO THE BOARD.

    RESOLVED, that the following persons are hereby elected as directors of the Company to hold office until their successors are elected and qualified: George
F. Baker, Gale L. Galloway, Alan J. Kaufman, M.D., James H. Stone, and Douglas
B. Thompson (the 'Nominees').

                       / / CONSENTS  / / CONSENT WITHHELD
INSTRUCTION:


To consent or withhold consent to the election of all the above-named persons, check the appropriate box above. IF YOU WISH TO CONSENT TO THE ELECTION OF CERTAIN OF THE ABOVE-NAMED PERSONS, BUT NOT ALL OF THEM, CHECK THE 'CONSENTS' BOX ABOVE AND WRITE THE NAME OF EACH SUCH PERSON YOU DO NOT WISH ELECTED IN THE FOLLOWING SPACE:


--------------------------------------------------------------------------------

    IF NO BOX IS MARKED ABOVE WITH RESPECT TO THIS PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO CONSENT TO SUCH PROPOSAL, EXCEPT THAT THE UNDERSIGNED WILL NOT BE DEEMED TO CONSENT TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED ABOVE.

    The invalidity, illegality or unenforceability of any particular provision of this Consent shall be construed in all respects as if such invalid, illegal or unenforceable provision were omitted without affecting the validity, legality or enforceability of the remaining provisions hereof.

    IN THE ABSENCE OF DISSENT BEING INDICATED ABOVE, THE UNDERSIGNED HEREBY CONSENTS TO EACH ACTION LISTED ABOVE.
                                                  Please sign exactly as name
                                              appears on stock certificates or
                                              on label affixed hereto. When
                                              shares are registered in more than
                                              one name, all such persons should
                                              sign. When signing as attorney,
                                              executor, administrator, trustee,
                                              guardian, corporate officer,
                                              partner, etc., sign in official
                                              capacity, giving full title as
                                              such. If a corporation, please
                                              sign in the full corporate name by
                                              president or other authorized
                                              officer. If a partnership, please
                                              sign in the partnership name by
                                              authorized person.

                                              DATED: ___________________________

                                              __________________________________
                                              Signature

                                              __________________________________
                                              Signature, if held jointly

                                              __________________________________
                                              Title or Authority (if applicable)


                                                  IN ORDER FOR YOUR CONSENT TO
                                              BE VALID, IT MUST BE DATED. PLEASE
                                              SIGN, DATE AND MAIL YOUR CONSENT
                                              PROMPTLY IN THE POSTAGE-PAID
                                              ENVELOPE ENCLOSED. FAILURE TO
                                              EXECUTE A CONSENT WILL HAVE THE
                                              SAME EFFECT AS WITHHOLDING A
                                              CONSENT.


                                                  THE COMMITTEE URGES YOU NOT TO
                                              SIGN ANY GREEN REVOCATION OF
                                              CONSENT CARDS SENT TO YOU BY THE
                                              COMPANY. IF YOU HAVE PREVIOUSLY
                                              SIGNED AND RETURNED A GREEN
                                              REVOCATION OF CONSENT CARD, YOU
                                              HAVE EVERY REASON TO CHANGE YOUR
                                              MIND AND MAY DO SO BY MARKING,
                                              SIGNING, DATING AND RETURNING A

                                              LATER-DATED WHITE CONSENT CARD.

               THE STOCKHOLDERS' COMMITTEE FOR NEW MANAGEMENT OF
                          TESORO PETROLEUM CORPORATION
                          C/O WHELAN MANAGEMENT CORP.
                                8 HOLLEY STREET
                              LAKEVILLE, CT 06039


                                                               February 29, 1996


Dear Fellow Tesoro Petroleum Stockholder:


     The Stockholders' Committee for New Management of Tesoro Petroleum Corporation (the 'Committee') beneficially owns approximately 5.7% of the outstanding Common Stock of Tesoro Petroleum Corporation (the 'Company'). We believe that many of the Company's stockholders share the Committee's profound disappointment with the performance of the Company's stock and the Company's Board of Directors (the 'Board'). As described in the accompanying Consent Solicitation Statement, we are seeking your consent to remove all seven of the present members of the Board, and to elect George F. Baker, Gale L. Galloway, Alan J. Kaufman, M.D., James H. Stone and Douglas B. Thompson as directors of the Company (collectively, the 'Committee Nominees').


                THE ALASKAN REFINING BUSINESS SHOULD BE DIVESTED


     The Committee believes that current and recent trading prices of the Common Stock do not adequately reflect the value of the Company's underlying businesses and assets. In the Committee's opinion, the principal reason for that discrepancy is the fact that the Company is primarily engaged in two businesses,
(i) petroleum refining and marketing in Alaska (the 'Refining Business') and
(ii) natural gas exploration and production in Texas and Bolivia (the 'E & P Business'), which have distinctly separate financial, operating and investment characteristics. Unfortunately, they also have quite different financial performance records, as made clear by the following table which shows the operating profit (loss) and capital expenditures in respect of the Refining Business and the E & P Business for each of the years 1992 through 1995:



                                 OPERATING PROFIT (LOSS)                 CAPITAL EXPENDITURES
                           -----------------------------------    -----------------------------------
                           REFINING BUSINESS    E & P BUSINESS    REFINING BUSINESS    E & P BUSINESS
                           -----------------    --------------    -----------------    --------------
                                  (DOLLARS IN MILLIONS)                  (DOLLARS IN MILLIONS)
1992....................        $ (14.9)            $ 29.1(1)           $ 3.7              $  9.3
1993....................           15.2               40.7                7.1                29.3
1994....................            2.4(2)            64.3               32.0                65.6

1995....................            0.7              109.6(3)             9.3                53.4


------------------

(1) Includes gain on sale of assets of $5.8 million.



(2) Includes (i) a refund of $8.5 million received in settlement of a tariff dispute, (ii) a gain of $2.4 million from the sale of assets, (iii) favorable feedstock cost adjustments of $1.5 million and (iv) charges of $6.6 million for environmental contingencies and other matters.



(3) Includes $33 million gain from sale of certain interests in the Bob West Field.



     Obviously, the E & P Business is a strong financial performer, and the Company's overall operating results have been dragged down by the erratic Refining Business which, after excluding gains on the sale of assets and other non-recurring gains and losses, lost an aggregate of $2.4 million during the past four years.



     As noted in the above chart, during 1994 and 1995, the Company made $32 million and $9.3 million, respectively, in capital expenditures for the Refining Business. Moreover, the Company has budgeted an additional $9 million in capital expenditures related to the Refining Business for 1996. Also, according to the 1995 Third Quarter 10-Q, another $10 million will be required in 1997 to comply with environmental laws. We think that all of that money would be better spent if used to reduce the Company's high-cost debt or to develop the Company's E & P Business.



     We think that a divestiture of the Refining Business would have several benefits for stockholders. The stock market would be able to value the Common Stock based on the strong positive operating profits of the

Company's continuing E & P Business. If the divestiture took the form of a sale, the proceeds could be used to reduce the Company's high-cost debt, directly and immediately increasing the value of stockholders' investments. Money which otherwise would be needed for capital expenditures for the Refining Business could be used to reduce debt or take other actions to enhance stockholder value immediately. We also think that the Company's management has been distracted by the many problems experienced by the Refining Business during the past several years. There can be no assurance, however, that, if elected, the Committee Nominees will be able to effectuate a divestiture of the Refining Business under terms that would be beneficial to the Company and its stockholders. The ability of the Committee Nominees to effectuate a divestiture of the Refining Business under terms that would be beneficial to the Company and its stockholders is subject to a number of significant uncertainties, including the then prevailing and prospective levels of the Refining Business earnings and cash flow as well as general business and economic conditions in the petroleum refining and marketing industry. Because the Committee Nominees have not had access to the Company's books, records, property or personnel, they have not been able to fully assess the difficulties that may be encountered in attempting to consummate the proposed transaction. It is the Company's position, as stated in certain of its pleadings in the litigation described in the Consent Solicitation Statement under the caption 'CERTAIN LEGAL PROCEEDINGS,' that 'market conditions on the West Coast are such that the refinery cannot 'promptly' be sold; numerous other refineries are known to be on the market at this time for which there are no buyers. Nor is it likely at the present time that the refinery could be sold at a commercially reasonable price let alone anywhere near the price fantasized by the [Committee]. It is unlikely that a sale of the refinery could cover the approximately $90 million in debt associated with the refinery, let alone cover the additional environmental costs or have excess funds available for refinancing or repayment of other debt.'



     The Committee believes there is an opportunity to increase value for stockholders by divesting the Refining Business and focusing on the core business of exploiting the Company's valuable interests in the Bob West and Bolivian fields. The Committee Nominees, if elected, intend to seek stockholder approval of any proposed divestiture of the Refining Business.



                             CONSENT CONSIDERATIONS



     The following factors, taken together with the information provided elsewhere in this letter and the accompanying Consent Solicitation Statement, should be considered carefully in determining whether to consent to the removal of the Board and the election of the Committee Nominees:



     The Committee Nominees have not reached a conclusion regarding the method or process pursuant to which the Refining Business would be sold. Additionally, Messrs. Thompson and Galloway, who are not members of the Committee but who are Committee Nominees, have not reached a conclusion as to whether to sell the Refining Business. Also, there can be no assurance that, if elected, the Committee Nominees will be able to effectuate a divestiture of the Refining Business under terms that would be beneficial to the Company and its stockholders. The ability of the Committee Nominees to effectuate a divestiture of the Refining Business under terms that would be beneficial to the Company and its stockholders is subject to a number of significant uncertainties, including the then prevailing and prospective levels of the Refining Business earnings and cash flow as well as general business and economic conditions in the petroleum refining and marketing industry.



     While the Committee thinks that a disposition of the Refining Business and the use of all or part of any sale proceeds to reduce debt or the other steps to be considered will have a favorable impact on stockholder value, the trading price of the Common Stock is, of course, influenced by many factors and, therefore, it is impossible to say with certainty that its price will increase or to predict the amount of any such increase that might occur. Additionally, because the Committee Nominees have not had access to the Company's books, records, property or personnel, they have not been able to fully assess the difficulties that may be encountered in attempting to consummate the proposed transaction and are not in a position at this time to prepare and present herein pro forma financial information, nor have they prepared written analyses, that would demonstrate the impact that the sale of the Refining Business would have on the financial statements of the Company.



     As discussed below, the Committee believes that, if the Committee Nominees conclude, after their election to the Board, to pursue a sale of the Refining Business or other assets, a reduction of the Company's high-cost debt would be a profitable use of all or part of the proceeds. The Company has stated, however, that it does not believe it would be prudent to attempt to refinance the Company's outstanding debt at this time.

                            THE COMMITTEE'S PROGRAM

     The Committee Nominees are experienced businessmen who have no prior relationship with or allegiance to any members of the Company's senior management. Each of the Committee Nominees has a substantial background in business, finance or investing. Messrs. Galloway, Stone and Thompson are, we think, very knowledgeable about the oil and gas industry, and Mr. Galloway has a proven track record in turning around underperforming companies within that industry. The Committee Nominees are committed to taking appropriate steps to maximize values for all stockholders as promptly as possible after their election.

     The knowledge of the Committee Nominees concerning the Company is not as complete as it would be if they were already Board members. Accordingly, if elected, the Committee Nominees will conduct a detailed review of the Company and its assets, corporate structure, capitalization, operations, properties, policies and personnel in order to develop strategies to enhance stockholder value.


     While we cannot now know the specifics of those strategies, based on our current knowledge of the Company and its businesses, assets and operations, we expect that a majority of the Committee Nominees, once elected, will (subject to their fiduciary obligations and based upon the information then available):1



               o DEVELOP A PLAN FOR THE DISPOSITION OF THE COMPANY'S REFINING
                 BUSINESS THROUGH A SALE TO ONE OR MORE BUYERS, A SPIN-OFF OR SOME OTHER MEANS. The Committee Nominees have not reached a conclusion regarding the method or process pursuant to which the Refining Business would be sold. Additionally, the Committee Nominees have no intention of selling the Refining Business, or any other assets or businesses of the Company, to the Committee, any of its members or any of their affiliates. Further, the Committee Nominees do not presently intend or contemplate that, if elected, they would enter into any agreements or transactions with members of the Committee or any of their affiliates, although such agreements or transactions are possible. The Committee Nominees are aware, as described below, that, to the extent Mr. Flannery were asked to and were instrumental in assisting the Company in arranging for the sale of some or all of the Company, he may expect to receive a commercially reasonable fee. Although the Committee Nominees have not considered whether, if elected, they would cause the Company to enter into any agreement with Mr. Flannery to engage his services in connection with the sale of the Refining Business, or any other assets or businesses of the Company, it is possible that such an agreement may be entered into.


               o FULLY EVALUATE ALL ALTERNATIVES.  We anticipate that the
                 Committee Nominees will also proceed to dispose of other non-productive assets that are unrelated to the core E & P Business. They will engage in an in-depth analysis of the Company's operations in an effort to identify opportunities for reducing corporate overhead and general administrative expenses and strengthening and improving the core E & P Business. Our nominees will thoroughly review the Company's management and make such changes as they conclude are in the best interests of stockholders.

               o THE COMMITTEE IS COMMITTED TO STOCKHOLDER
                 DEMOCRACY. Stockholders, as the true owners of the Company, should be able to freely elect and change the individuals serving on the Board and should also be able to decide for themselves whether to accept or reject third-party bids for the entire Company. If elected, the Committee Nominees intend to abolish devices such as the Company's 'poison pill' and the amendments to the By-Laws adopted by the incumbent Board which, in the opinion of the Committee, limit the ability of stockholders to participate in or control important corporate decisions. Additionally, if elected, the Committee Nominees have agreed to forgo and not receive in their respective capacities as directors any cash director


------------------

1. Messrs. Thompson and Galloway, who are Committee Nominees but who are not members of the Committee, have not reached any determination with respect to the Committee's program, but will, if elected, review and consider all facets of the proposed program.

   fees or any retirement benefits currently enjoyed by the Board. They intend, however, to structure director compensation in the form of stock and/or stock options.


               o REDUCE OR REFINANCE DEBT.  The Committee believes that the
                 Company is burdened by long-term debt, including the Company's 12 3/4% Subordinated Debentures and 13% Exchange Notes. At the end of 1995, the Company had approximately $153 million in outstanding long-term indebtedness, of which approximately $30 million represented the outstanding aggregate principal amount of the 12 3/4% Subordinated Debentures and approximately $44 million represented the outstanding aggregate principal amount of the 13% Exchange Notes. If the Committee Nominees conclude, after their election to the Board, to pursue a sale of the Refining Business or other assets, we believe that in the existing interest rate and investment environment and given other currently prevailing conditions, reduction of the high-cost debt, particularly the Company's 12 3/4% Subordinated Debentures and 13% Exchange Notes, would be a profitable use of all or part of the proceeds. For example, for each $10 million aggregate reduction in outstanding principal amount of the Company's 12 3/4% Subordinated Debentures and 13% Exchange Notes, the Committee believes that, assuming a blended interest rate of 12 7/8%, the Company would reduce its annual interest expense by approximately $1,287,500, which would result in an after-tax increase in annual operating profit of at least $836,875, assuming the maximum corporate tax rate of 35%. Of course, the Committee's Nominees also will consider the feasibility of refinancing all or part of the Company's outstanding debt in order to reduce debt service costs. As discussed in footnote 2 below, the Company has stated that it does not believe it would be prudent to attempt to refinance its debt at this time.2


------------------


2. In fact, the Company has stated in certain of its pleadings in the litigation described in the Consent Solicitation Statement under the caption 'CERTAIN LEGAL PROCEEDINGS' that 'Tesoro has taken steps to reduce debt service by redeeming $34.6 million of 12 3/4% Subordinated Debentures effected December 1, 1995, thus satisfying the balance of Tesoro's sinking fund requirements.

   Tesoro management has considered other possible restructuring scenarios, but believes, as it has advised the public in its March 31, 1995 First Quarter report [on Form 10-Q], that it would not be prudent to undertake refinancing prior to resolution of the Tennessee Gas litigation, since it would not result in any short-term savings given the significant cost of any refinancing, additional restrictions that would be required and the Company's credit rating, which continues to be adversely affected by the Tennessee Gas litigation.' Additionally, the Company also stated that the Committee has not disclosed how it proposes to effect such refinancing or on what terms. 'Although the [Committee] states that a divestiture of the refining business, if it took the form of a sale, would produce proceeds that 'could be used to reduce the Company's high-cost debt,' this statement lacks any credible basis
   . . . . [A] 'fire sale' of Tesoro's refinery business, which is what the
   Committee says it expects to attempt, would at current market prices actually destroy shareholder value, by wiping out any value gained by strategic improvements in refinery operations--improvements that will become readily apparent to all (including potential buyers) when the Company's initiatives are fully implemented and industry conditions improve. The Committee also fails to disclose that opportunities exist in today's depressed industry environment, such as by consolidating the Company's refining and marketing assets with other existing operations, thereby creating operating synergies and enhancing the attractiveness of that segment of the Company's business to (and the price that could be realized from) a prospective purchaser. As far as paying down high-cost debt with sales proceeds is concerned, what the Committee fails to disclose is that, as discussed above, the proceeds from a sale in today's market, net of environmental costs and other liabilities related to the refinery, would be virtually non-existent, and that Tesoro's current credit agreement would, in all likelihood, preclude such a sale.'

                    THE COMMITTEE NOMINEES ARE COMMITTED TO
                   REORGANIZING AND REVITALIZING THE COMPANY

     The Committee Nominees will be flexible in pursuing the goal of maximizing stockholder value. They are prepared to tailor the steps outlined above to the extent they believe desirable to better suit the Company's situation, and will fully evaluate alternatives to those steps, such as a sale of the entire Company. They will, of course, be open to the views and suggestions of stockholders.


     The Committee has not had discussions with potential acquirors of the Refining Business, any of the Company's other assets or the Company as a whole. However, in May of 1995, Kevin S. Flannery, a member of the Committee, acting on his own and without any authority from the Company, attempted to sell all of the Company and/or part of its E & P Business. Although he approached as many potential acquirors as he could identify, he had no success. Mr. Flannery, however, did not attempt to sell the Refinery Business by itself. In May of 1995, it was Mr. Flannery's expectation that, to the extent he was instrumental in arranging for the sale of some or all of the Company, he would seek a fee for those services. At the present time, Mr. Flannery has no agreement, arrangement or understanding concerning his role in any sale of the Company or some or all of its assets. Additionally, the Committee Nominees have not considered whether, if elected, to cause the Company to enter into any agreement with Mr. Flannery to engage his services in connection with the sale of the Refining Business, or any other assets or businesses of the Company. To the extent that Mr. Flannery were asked to play such a role and perform services in connection therewith, he would expect to be compensated in a commercially reasonable manner. To the extent Mr. Flannery were to receive a fee for such services, he might be deemed to have a conflict of interest with all other stockholders who would not share in such a fee. There can be no assurance that, if elected, the Committee Nominees will be able to accomplish the disposition of the Refining Business or other assets, or as to the timing of or amount of proceeds from any such disposition which may be arranged. Moreover, while we think that a disposition of the Refining Business and the use of all or part of any sale proceeds to reduce debt or the other steps to be considered will have a favorable impact on stockholder value, the trading price of the Common Stock is, of course, influenced by many factors and, therefore, it is impossible to say with certainty that its price will increase or to predict the amount of any such increase that might occur. We think, though, that vigorous and concentrated efforts to enhance the value of your investments in the Company should be made.



     Except as described above, the Committee and the Committee Nominees have no present plans or proposals which relate to or would result in an extraordinary corporate transaction, such as a merger, reorganization, liquidation, relocation of operations or sale or transfer of assets involving the Company or any of its subsidiaries, or any material changes in the Company's business, corporate structure or policies; however, as stated above, the Committee Nominees, if elected, intend to consider all of these alternatives. In the event such a transaction materializes, stockholders will have the opportunity to vote thereon to the extent required by law and the Company's Amended and Restated Certificate of Incorporation.

                       HELP US MAXIMIZE STOCKHOLDER VALUE

     THE BASIC ISSUE WE ARE RAISING THROUGH THIS CONSENT SOLICITATION IS WHETHER THE INCUMBENT DIRECTORS' RECORD JUSTIFIES THEIR CONTINUATION IN OFFICE OR WHETHER A NEW BOARD OF DIRECTORS SHOULD BE GIVEN THE OPPORTUNITY TO SEEK NEW DIRECTIONS FOR THE BENEFIT OF ALL STOCKHOLDERS OF THE COMPANY.

     We believe that many of you share our discontent and concerns. In order to address those concerns, the Committee seeks your help to remove the directors now in office and elect five new directors who, we believe, will be responsive to stockholders and firmly committed to the goal of increasing stockholder value.

     Your consent is important. No matter how many or how few shares you own, please help us to improve stockholder value by completing, signing, dating and mailing the enclosed WHITE Consent Card promptly.

     YOU ARE URGED TO CONSENT TO THE REMOVAL OF THE BOARD AND THE ELECTION OF

THE COMMITTEE NOMINEES BY MARKING, SIGNING, DATING, AND RETURNING PROMPTLY THE ENCLOSED WHITE CONSENT CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. FAILURE TO EXECUTE A CONSENT WILL HAVE THE SAME EFFECT AS WITHHOLDING A CONSENT.

     THE COMMITTEE URGES YOU NOT TO SIGN ANY GREEN REVOCATION OF CONSENT CARDS SENT TO YOU BY THE COMPANY. IF YOU HAVE PREVIOUSLY SIGNED A GREEN REVOCATION OF CONSENT CARD, YOU HAVE EVERY REASON TO CHANGE YOUR MIND AND MAY DO SO BY MARKING, SIGNING, DATING AND RETURNING A LATER-DATED WHITE CONSENT CARD.

     If your shares of Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can execute a Consent Card with respect to your shares. Accordingly, please contact the person responsible for your account and give instructions for a WHITE Consent Card to be signed representing your shares. The Committee requests that you confirm your instructions to the person responsible for your account in writing and provide a copy of such instructions to the Committee c/o Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022 so that the Committee will be aware of all instructions given and can attempt to ensure that such instructions are followed.

     If you have any questions about completing or signing the Consent Card or require assistance, including assistance in assuring that any of your shares held by brokers or other nominees are voted, please call Morrow & Co., Inc. at
(800) 634-4458.

                                          Very truly yours,

                                          /s/ Kevin S. Flannery
                                          Kevin S. Flannery, on behalf of
                                          The Stockholders' Committee for
                                          New Management of Tesoro Petroleum
                                          Corporation

                                     NOTES

                                     NOTES